Exhibit 10.2
_________________________________
LOAN AGREEMENT
_________________________________
Dated as of October 10, 2014

between

7425 LA VISTA, LLC
as Borrower

and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
as Lender

Deal Name: Lakewood Flats
Loan Number: 706109689

Prudential Loan No. 706109689
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Loan Agreement
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TABLE OF CONTENTS
Page

ARTICLE I - OBLIGATIONS AND PAYMENTS	1

Section 1.01	Obligations 1

Section 1.02	Documents 2

Section 1.03	Loan Payments 2

Section 1.04	Late Payment and Default Interest 6

Section 1.05	Application of Payments 7

Section 1.06	Prepayment 7

Section 1.07	Treatment of Payments 8

Section 1.08	Unconditional Payment 8

Section 1.09	Certain Waivers 9

ARTICLE II - REPRESENTATIONS AND WARRANTIES	9

Section 2.01	Title, Legal Status and Authority 9

Section 2.02	Validity of Documents 9

Section 2.03	Litigation 9

Section 2.04	Status of Property 9

Section 2.05	Tax Status of Borrower 11

Section 2.06	Bankruptcy and Equivalent Value 11

Section 2.07	Disclosure 11

Section 2.08	Illegal Activity 11

Section 2.09	OFAC Lists 12

Section 2.10	Property as Single Asset 12

Section 2.11	Representations and Warranties Relating to Leases, Rents and Other Matters 12

ARTICLE III - COVENANTS AND AGREEMENTS	13

Section 3.01	Payment and Performance of Obligations 13

Section 3.02	Continuation of Existence 13

Section 3.03	Taxes and Other Charges 13

Section 3.04	Defense of Title, Litigation, and Rights under Documents 14

Section 3.05	Compliance with Laws and Operation and Maintenance of Property 14

Section 3.06	Insurance 16

Section 3.07	Damage and Destruction of Property 19

Section 3.08	Condemnation 20

Section 3.09	Liens and Liabilities 22

Section 3.10	Tax and Insurance Deposits; Other Deposits 22

Section 3.11	ERISA 23

Section 3.12	Environmental Representations, Warranties, and Covenants 24

Section 3.13	Electronic Payments 25

Section 3.14	Inspection 26

Section 3.15	Records, Reports, and Audits 26

Section 3.16	Borrower’s Certificates 27

Section 3.17	Full Performance Required; Survival of Warranties 27

Section 3.18	Additional Security 27

Section 3.19	Further Acts 28

Section 3.20	Compliance with Anti-Terrorism Regulations 28

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Section 3.21	Compliance with Property as Single Asset 29

Section 3.22	Separateness Covenants/Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Borrower 29

Section 3.23	Leasing Restrictions 31

Section 3.24	Covenants Relating to Leases and Rents 32

Section 3.25	Tenant Recovery 32

Section 3.26	Tax Status of Borrower 32

Section 3.27	Disclosure 33

Section 3.28	Illegal Activity 33

ARTICLE IV - ADDITIONAL ADVANCES; EXPENSES; SUBROGATION	33

Section 4.01	Expenses and Advances 33

Section 4.02	Subrogation 33

ARTICLE V - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY	33

Section 5.01	Due-on-Sale or Encumbrance 33

ARTICLE VI - DEFAULTS AND REMEDIES	35

Section 6.01	Events of Default 35

Section 6.02	Remedies 37

Section 6.03	Expenses 37

ARTICLE VII - SECURITY AGREEMENT	38

Section 7.01	Security Agreement 38

ARTICLE VIII - LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES	38

Section 8.01	Limited Recourse Liability 38

Section 8.02	Full Recourse Liability 39

Section 8.03	General Indemnity 39

Section 8.04	Transaction Taxes Indemnity 40

Section 8.05	ERISA Indemnity 40

Section 8.06	Environmental Indemnity 40

Section 8.07	Duty to Defend, Costs and Expenses 40

Section 8.08	Recourse Obligation and Survival 40

ARTICLE IX - ADDITIONAL PROVISIONS	41

Section 9.01	Usury Savings Clause 41

Section 9.02	Notices 41

Section 9.03	Sole Discretion of Lender 41

Section 9.04	Applicable Law and Submission to Jurisdiction 42

Section 9.05	Construction of Provisions 42

Section 9.06	Transfer of Loan 42

Section 9.07	Miscellaneous 43

Section 9.08	Entire Agreement 44

Section 9.09	WAIVER OF TRIAL BY JURY 44

Section 9.10	Advertisement 44

ARTICLE X - ADDITIONAL SPECIAL PROVISIONS	44

Section 10.01	Cash Management 44

Section 10.02	Post-Closing Obligations 44

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Section 10.03	Reserve Funds 45

Section 10.04	Texas State-Specific Provisions 45

Section 10.05	Provisions Concerning Trustees Under Deeds of Trust 48
EXHIBITS
Exhibit A – Legal Description of Land
Exhibit B – Description of Personal Property
Exhibit B-1 - Specific List of Personal Property
Exhibit C – Permitted Encumbrances
Exhibit D – List of Major Tenants
Exhibit E - List of Post-Closing Obligations

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DEFINITIONS

The terms set forth below are defined in the following sections of this Loan Agreement:

Action	Section 9.04
Additional Funds	Section 3.07(c)
Affecting the Property	Section 3.12(a)
Affiliate	Section 3.22
Agreement	Preamble
Alternate Base Rate	Section 1.03(a)(i)
Anti-Terrorism Regulations	Section 3.20(b)
Applicable Margin	Section 1.03(a)(ii)
Assessments	Section 3.03(a)
Assignment	Recitals, Section 4
Award	Section 3.08(b)
Balance	Section 1.03(b)
BHOOP	Section 2.05
BHOR	Section 3.15(a)
Borrower	Preamble
Borrower Control Group	Section 5.01
Breakage Fee	Section 1.03(a)(iii)
Business Day	Section 1.03(a)(iv)
Closing Certification	Section 2.04(b)
Control, Controlled or Controlling	Section 3.22
Costs	Section 4.01
Daily Charge	Section 1.03(a)(v)
Damage	Section 3.07(a)
Default Rate	Section 1.03(a)(vi)
Deposits	Section 3.10(a)
Determination Date	Section 1.03(a)(vii)
Documents	Section 1.02
Due Date	Section 1.03(a)(viii)
Environmental Indemnity	Section 8.06
Environmental Law	Section 3.12(a)
Environmental Liens	Section 3.12(b)
Environmental Report	Section 3.12(a)
ERISA	Section 3.11(a)
Eurodollar Rate	Section 1.03(a)(ix)
Event of Default	Section 6.01
Executive Order 13224	Section 2.09
Federal Funds Rate	Section 1.03(a)(x)
FHA Act	Section 2.04(i)
First Due Date	Section 1.03(a)(xi)

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First Notice	Section 3.15(b)
Flood Acts	Section 2.04(a)
Full Replacement Cost	Section 3.06(a)
Funding Date	Section 1.03(a)(xii)
Grace Period	Section 6.01(c)
Hazardous Materials	Section 3.12(a)
Instrument	Recitals, Section 3
Impositions	Section 3.10(a)
Indemnified Parties	Section 8.03
Indemnify	Section 8.03
Individual Beneficiaries	Section 2.09
Individual Shareholders	Section 2.09
Insurance Premiums	Section 3.10(a)
Interest Compensation Sum	Section 1.03(a)(xiv)
Interest Period	Section 1.03(a)(xv)
Investors	Section 9.06
Late Charge	Section 1.03(a)(xvi)
Laws	Section 3.05(c)
Lender	Preamble
Lender Affiliates	Section 9.10
Libor Rate	Section 1.03(a)(xvii)
Loan	Recitals, Section 1
Losses	Section 8.03
Major Tenants	Section 3.08(d)
Maturity	Section 1.03(a)(xviii)
Maturity Date	Section 1.03(a)(xix)
MBA Form	Section 3.06(d)
Microbial Matter	Section 3.12(a)
Monthly Payment Amount	Section 1.03(a)(xx)
Net Proceeds	Section 3.07(d)
Note	Recitals, Section 1
Note Rate	Section 1.03(a)(xxi)
Notice	Section 9.02
O&M Plan	Section 3.12(b)
Obligations	Section 1.01
OFAC	Section 2.09
OFAC Lists	Section 2.09
OFAC Violation	Section 3.20(c)
Organization State	Section 2.01
PCBs	Section 3.12(a)
Permitted Encumbrances	Section 2.01
Property Payables	Section 3.09

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Property State	Section 2.01
PTE	Section 3.11(a)
Rating Agency	Section 9.06
Release	Section 3.12(a)
Rent Loss Proceeds	Section 3.07(c)
Rent Roll	Section 2.11
Restoration	Section 3.07(a)
Revenue Code	Section 2.05
Second Notice	Section 3.15(b)
Securities	Section 9.06
Security Agreement	Section 7.01
Spread Maintenance	Section 1.03(a)(xxii)
Spread Maintenance Period	Section 1.03(a)(xxiii)
Taking	Section 3.08(a)
Transaction Taxes	Section 3.03(c)
U.C.C.	Section 2.02
Violation	Section 3.11(c)

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LOAN AGREEMENT
THIS LOAN AGREEMENT (this “Agreement”) is made as of the 10 day of October, 2014, by and between 7425 LA VISTA, LLC, a Texas limited liability company having its principal office and place of business at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, as borrower (“Borrower”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Attention: Asset Management Department; Reference Loan No. 706109689, as lender (“Lender”).
RECITALS:
1.Borrower, by the terms of its Promissory Note dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) and in connection with the commercial mortgage loan (the “Loan”) from Lender to Borrower, is indebted to Lender in the principal sum of THIRTY-THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($33,500,000.00).
2.    Borrower desires to secure the payment of and the performance of all of its obligations under the Note and certain additional Obligations (as defined in Section 1.01 herein).
3.    Borrower has, pursuant to the terms of that certain Deed of Trust, Security Agreement and Financing Statement, dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Instrument”), irrevocably granted and conveyed to Kelley H. Butler, Esq., as trustee (“Trustee”), for the benefit of Lender a mortgage lien on and a security interest in, (a) the real property described in the Instrument and in Exhibit A attached hereto and by this reference made a part hereof and (b) the personal property described in the Instrument and in Exhibit B and Exhibit B-1 attached hereto.
4.    Pursuant to the terms of the Instrument and the Assignment (defined below), Borrower has collaterally assigned, set over, and transferred to Lender all of Borrower’s right, title, interest and estates in and to the Leases (as defined in the Instrument) and the Rents (as defined in the Instrument), subject to the terms and license granted to Borrower under that certain Assignment of Leases and Rents made by Borrower to Lender dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment”), which document shall govern and control the provisions of said assignment.
NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:

ARTICLE I -	OBLIGATIONS AND PAYMENTS
Section 1.01    Obligations. This Agreement is executed, acknowledged, and delivered by Borrower to secure and enforce the following obligations (collectively, the “Obligations”):
(a)    Payment of all obligations, indebtedness and liabilities under the Documents (defined below) including (i) Spread Maintenance (defined below) and/or Breakage Fee (defined below), (ii) interest at both the Note Rate (defined below) and at the Default Rate (defined below), if applicable and to the extent permitted by Laws (defined below), and (iii) renewals, extensions, and amendments of the Documents;

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(b)    Performance of every obligation, covenant, and agreement under the Documents, including renewals, extensions and amendments of the Documents; and
(c)    Payment of all sums advanced, allocated or accrued (including fees, costs and expenses) by Lender pursuant to the Documents, including renewals, extensions and amendments of the Documents.
Section 1.02    Documents. The “Documents” shall mean this Agreement, the Note, the Instrument, the Assignment, the Environmental Indemnity (defined below) and any other written agreement executed in connection with the Loan (but excluding the Loan application and Loan commitment), including those given to evidence or further secure the payment and performance of any of the Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the Documents are incorporated into this Agreement as if fully set forth in this Agreement.
Section 1.03    Loan Payments.
(a)    Definitions. The following terms, as used in this Agreement, shall have the following meanings, which meanings shall be applicable equally to the singular and the plural of the terms defined:
(i)    “Alternate Base Rate” shall mean such fluctuating rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the sum of (A) the Applicable Margin and (B) the greater of (1) the Federal Funds Rate, plus one half (1/2) of one percent (0.50%), and (2) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal.
(ii)    “Applicable Margin” shall mean one hundred fifty (150) basis points (1.50%).
(iii)    “Breakage Fee” shall have the meaning attributed to such term in Section 1.06(a)(iv) hereof.
(iv)    “Business Day” with respect to establishing a date relating to an Interest Period, Libor Rate, Eurodollar Rate or Determination Date, shall mean a day of the year on which dealings in United States dollars are carried on in the London interbank market and banks are not required or authorized to close in London or in New York, New York and with respect to any other date, shall mean each Monday through Friday except for days on which no commercial national banking associations are open for business in the United States. All references in this Agreement to a “day” or “date” shall be to a calendar day unless specifically referred as a Business Day.
(v)    “Daily Charge” shall have the meaning attributed to such term in Section 1.04(a) hereof.
(vi)    “Default Rate” shall have the meaning attributed to such terms in Section 1.04(b) hereof.
(vii)    “Determination Date” shall mean, with respect to each Interest Period subsequent to the first Interest Period, a date on which the Eurodollar Rate shall be selected by Lender as the applicable interest rate in respect of the Loan, which date shall be the day that is two (2) Business Days prior to the first day of such Interest Period.
(viii)    “Due Date” shall have the meaning attributed to such term in Section 1.03(b) hereof.

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(ix)    “Eurodollar Rate” shall mean an interest rate per annum equal at all times to the Libor Rate plus the Applicable Margin.
(x)    “Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, that (A) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (B) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged by Lender, directly or indirectly, on such Business Day on such transactions as reasonably determined by Lender.
(xi)    “First Due Date” shall have the meaning attributed to such term in Section 1.03(b) hereof.
(xii)    “Funding Date” shall mean the date of this Agreement.
(xiii)    “Interest Compensation Sum” shall mean an amount equal to (1) the amount of the Loan being prepaid, multiplied by (2) the Libor Rate, multiplied by (3) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the last day of the then current Interest Period and the denominator of which is 360.
(xiv)    “Interest Period” shall mean (A) the period commencing on the date on which the proceeds of the Loan are advanced to Borrower and ending on the fourth (4th) day of the calendar month in which the proceeds are advanced (or the fourth (4th) day of the next succeeding calendar month, if the proceeds are advanced after the fourth (4th) day of a calendar month) and (B) thereafter, the period commencing on the fifth (5th) day of a calendar month and ending on the fourth (4th) day of the next succeeding calendar month, provided that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and provided further that in no event shall any Interest Period extend beyond the Maturity Date.
(xv)    “Late Charge” shall have the meaning ascribed to such term in Section 1.04(a) hereof.
(xvi)    “Libor Rate” shall mean for any day, as determined by Lender, the interest rate per annum offered for one (1) month deposits in U.S. Dollars for the Interest Period in the London interbank market. If the Interest Period is of a duration falling between the interest periods for which such rate appears on the Libor source, as determined by Lender, whose determination shall be conclusive in the absence of manifest error, the Libor Rate shall be the rate determined by interpolation between the rates for the next shorter and the next longer interest periods for which such rate appears on the Libor source, as determined by Lender, whose determination shall be conclusive in the absence of manifest error.
(xvii)     “Maturity” shall mean the Maturity Date or earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.

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(xviii)    “Maturity Date” shall mean October 9, 2019 or such earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.
(xix)    “Monthly Payment Amount” shall mean a monthly installment of the interest accrued and unpaid under the Note and this Agreement.
(xx)    “Note Rate” shall mean the Eurodollar Rate, unless at any time the Loan must bear interest at the Alternate Base Rate, during which time the Note Rate shall mean the Alternate Base Rate.
(xxi)    “Spread Maintenance” shall have the meaning attributed to such term in Section 1.06(a)(iii) hereof.
(xxii)    “Spread Maintenance Period” shall have the meaning attributed to such term in Section 1.06(a)(iii) hereof.
(b)    Payments. Principal and interest under the Note shall be due and payable as follows:
(i)    Interest on the unpaid balance of the Loan (the “Balance”) and, to the extent required hereunder, principal, shall be paid in an amount equal to the Monthly Payment Amount, which shall be payable in monthly installments commencing as of the fifth (5th) day of the first (1st) full calendar month following the Funding Date (or if the Funding Date is after the fifth (5th) day of a calendar month, on the fifth (5th) day of the second (2nd) full calendar month following the Funding Date) (the “First Due Date”) and continuing on the fifth (5th) day of each and every calendar month thereafter (“Due Date”) until the Maturity Date (or on such earlier date that the Note is prepaid in full in accordance with the provisions hereof), at which time all accrued but unpaid interest, together with the principal sum evidenced by the Note, shall be payable in full. If the fifth (5th) day of a calendar month is not a Business Day, then the Due Date for such month shall be the first Business Day occurring after such fifth (5th) day of the month.
(ii)    If the Funding Date is on a date other than the fifth (5th) day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof, interest at the Note Rate for a period from the date hereof through and including the fourth (4th) day of the next succeeding month (unless the Funding Date is prior to the fifth (5th) day of a calendar month, in which event such interest shall be paid through and including the fourth (4th) day of this calendar month).
(iii)    The entire Obligations of Borrower shall be due and payable on the Maturity Date, or when sooner accelerated pursuant to the terms of the Note, this Agreement or the Instrument. All amounts due under the Note and this Agreement shall be payable without set off, counterclaim or any other deduction whatsoever.
(c)    Computation of Interest.
(i)    Except as otherwise provided herein, the entire Balance shall bear interest at the Eurodollar Rate. Borrower shall be deemed to have selected the Alternate Base Rate under this Agreement (A) for the entire Balance if for any reason the Libor Rate shall not be in effect or available to Lender, and interest shall accrue at the Alternate Base Rate until the Libor Rate is next available and (B) for sums advanced subsequent to the initial advance of the Loan and other than on the first day of an Interest Period, until the commencement of the next Interest Period. To the extent that the Alternate Base Rate is applicable to the Loan, the rate of interest computed in accordance with

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Section 1.03(a)(i) shall change effective as of the opening of business on the day on which each such change in such fluctuating rate shall occur. With respect to each Interest Period, interest shall accrue from the first day of such Interest Period through and including the last day of such Interest Period.
(ii)    Provided that no Event of Default has occurred under any of the Documents, and provided further that the Libor Rate is available to Lender, on any Determination Date, except as provided in Section 1.03(c)(i), above, the Eurodollar Rate shall automatically be the applicable rate for the entire Balance in respect of the immediately succeeding Interest Period. If requested by Lender, Borrower shall immediately confirm the Eurodollar Rate and the duration of the applicable Interest Period by acknowledging receipt of a written confirmation of the Eurodollar Rate and Interest Period delivered by Lender to Borrower. Only one Interest Period may be in effect at any given time.
(iii)    In addition to the payment of interest and fees as aforesaid, Borrower shall, from time to time, upon demand by Lender pay to Lender amounts as shall be sufficient to compensate Lender for (x) any actual out-of-pocket loss, cost, fee, breakage or other expense incurred or sustained directly or indirectly by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain the Loan during any Interest Period as a result of any prepayment of the Loan or any portion thereof or any attempt by Borrower to rescind the selection of the Eurodollar Rate as the applicable interest rate for the Loan and (y) any actual out-of-pocket increased costs incurred by Lender, by reason of:

1.
taxes (or the withholding of amounts for taxes) of any nature whatsoever, including, without limitation, income, excise and interest equalization taxes (other than United States or state income taxes) as well as all levies, imports, duties, or fees whether now in existence or as the result of a change in, or promulgation of, any treaty, statute or regulation or interpretation thereof, or any directive, guideline or otherwise, by a central bank or fiscal authority or any other entity (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

2.
any reserve or special deposit requirements against or with respect to assets or liabilities or deposits outstanding under a Libor Rate (including, without limitation, those imposed under the Monetary Control Act of 1978 or, if applicable, the “Eurocurrency Liabilities” under Federal Reserve Regulation D (as at any time amended)) currently required by, or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law); and

3.
compliance with treaties, statutes, regulations, interpretations or any directives or guidelines or otherwise, promulgated by or of a central bank or fiscal authority or other entity (whether or not having the force of law).

A certificate as to the amount of any such costs prepared by Lender, signed by an authorized officer of Lender and submitted to Borrower shall be conclusive as to the matters therein set forth. Neither the Note, the Instrument nor this Agreement shall be deemed to have been paid and/or satisfied in

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full until all such additional costs, in addition to the Balance hereof and all interest thereon and all other sums due and payable under the Documents, shall have been paid.

(iv)    The selection at any time of an interest rate based upon the Libor Rate shall be expressly conditioned upon the existence of an adequate and fair means of determining the Libor Rate and the absence of any legal prohibition against the charging of interest based on the Libor Rate.
(v)    Interest shall be computed hereunder based on a 360-day year and based on the actual number of days elapsed for which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to 2:00 p.m. Eastern Time as provided in Section 1.07 below.
Section 1.04    Late Payment and Default Interest.
(a)    Late Charge. If any scheduled payment due under the Documents is not fully paid by its Due Date (other than the principal payment due on the Maturity Date), then a charge of $130.00 per day (the “Daily Charge”) shall be assessed for each day that elapses from and after the Due Date until such payment is made in full (including the date payment is made); provided, however, that if any such payment, together with all accrued Daily Charges, is not fully paid by the fourteenth (14th) day following the applicable Due Date, then a late charge equal to the lesser of (i) four percent (4%) of such payment or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge shall be payable in lieu of Daily Charges that shall have accrued. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. The Daily Charge and Late Charge shall be secured by the Documents. The imposition of the Daily Charge, Late Charge, and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (A) excuse Borrower from its obligation to make each payment under the Note promptly when due or (B) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default (as defined below).
(b)    Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first Business Day (defined below) of the month in which the Event of Default or Maturity occurs and on the first Business Day of every month thereafter. The term “Business Day” shall mean each Monday through Friday except for days on which no commercial national banking associations are open for business in the United States.
Section 1.05    Application of Payments. Until an Event of Default occurs, all payments received under the Note shall be applied in the following order: (a) to unpaid fees, costs, and expenses due Lender pursuant to the Documents; (b) to unpaid Daily Charges, Late Charges and costs of collection; (c) to any Spread Maintenance (defined below) and/or Breakage Fee (defined below) due; (d) to interest due on the Balance; and (e) then to the Balance. After an Event of Default, all payments shall be applied in any order determined by Lender.

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Section 1.06    Prepayment.
(a)    The Loan may not be prepaid in whole or in part except as expressly set forth below. The Loan may be prepaid in whole or in part without any Spread Maintenance (except, as otherwise specifically provided herein), provided:
(i)    Written notice of such prepayment is received by Lender not less than thirty (30) days, or more than sixty (60) days, prior to the date of such prepayment;
(ii)    Such prepayment is accompanied by all interest accrued hereunder and all other sums due hereunder and under the Note and the other Documents; and
(iii)    In the event that the prepayment occurs on or before the date that is twenty-four (24) calendar months after the First Due Date (the “Spread Maintenance Period”) for any reason, whether voluntarily or involuntarily, but excluding any prepayment from casualty or condemnation proceeds in accordance with the Documents, then such prepayment shall include Spread Maintenance (as defined below). “Spread Maintenance” means the product of (a) (1) if the Loan is being prepaid in full, the full amount of the Loan or (2) if the Loan is being prepaid in part, an amount equal to the product of the percentage of the amount of the Loan that is being prepaid multiplied by the full amount of the Loan multiplied by (b) the Applicable Margin, multiplied by (c) the quotient of (1) the number of full months remaining to the end of the Spread Maintenance Period as of the date on which prepayment will be made divided by (2) 12; and
(iv)    if and to the extent that the Eurodollar Rate is then applicable in respect of the Loan, prepayment of the Loan shall not be made prior to the expiration of the then-applicable Interest Period unless such prepayment is accompanied by the payment of a prepayment fee in an amount (the “Breakage Fee”) equal to the applicable Interest Compensation Sum, plus the sum of (x) all the amounts referred to in Section 1.03(c)(iii), and (y) any and all other losses, costs, fees and expenses of Lender, incurred or sustained directly or indirectly as a result of such prepayment of the Loan; provided, however, that Lender shall not have any obligation to cancel any Eurodollar contract which Lender or the Treasury Department of Lender may have entered into in order to obtain the Eurodollar Rate prior to the maturity of such contract.
All sums payable pursuant to this Section 1.06 shall also be due and payable by Borrower upon demand in the event of any involuntary prepayments or any acceleration of the Obligations, unless the prepayment results from condemnation or casualty losses. In the event that any Spread Maintenance and/or Breakage Fee is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Spread Maintenance and/or Breakage Fee, and, provided that Lender shall have in good faith applied the formula described above, Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance as a condition to receiving the Spread Maintenance and/or Breakage Fee.
(b)    Except as otherwise expressly provided in Section 1.06(a) or Section 1.06(b) above, the Spread Maintenance and/or Breakage Fee provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary, even if such prepayment results from Lender’s exercise of its rights upon Borrower’s default and acceleration of the Maturity of the Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder or under any of the other Documents. No tender of a prepayment of the Loan with respect to which Spread

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Maintenance and/or Breakage Fee is due shall be effective unless such prepayment is accompanied by the applicable Spread Maintenance and/or Breakage Fee.
(c)    No principal amount repaid may be re-borrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby. Partial prepayments of principal hereunder shall not entitle Borrower to have the installments of principal and interest payable under the Note reduced by reamortizing the remaining unpaid principal balance due under the Note or by applying such prepayment to the next maturing installment of principal and interest under the Note.
(d)    Borrower waives any right to prepay the Loan except under the terms and conditions as set forth in this Section 1.06 and agrees that if the Loan is prepaid, Borrower will pay the prepayment charges set forth above and all costs and losses incurred by Lender as a result of such prepayment. Borrower hereby acknowledges that the inclusion of this waiver of prepayment rights and agreement to pay the prepayment charge for the right to prepay the Loan was separately negotiated with Lender, that the economic value of the various elements of this waiver and agreement was discussed, that the consideration given by Borrower for the Loan was adjusted to reflect the specific waiver and agreement negotiated between Borrower and Lender and contained herein
Section 1.07    Treatment of Payments. All payments under the Note and the Documents shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at such other place (and in the manner) Lender may specify by written notice to Borrower, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. Eastern Time at such place, shall be credited on that day, or, if received by Lender at or after 2:00 p.m. Eastern Time at such place, shall, at Lender’s option, be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrower otherwise, Borrower shall make all payments due under the Note in the manner set forth in Section 3.13 of this Agreement. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.
Section 1.08    Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which became payable under the Note or under the other Documents absolutely and unconditionally and without abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender under the Documents shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of the Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of the Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.
Section 1.09    Certain Waivers. Borrower and all others who may become liable for the payment of all or any part of the Obligations do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Obligations or extension of time for payment of the Note or any installment thereof, and no alteration, amendment or waiver of any provision of the Note, the Instrument, this Agreement or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Obligations, under the Note, the Instrument, this Agreement and the other Documents, except as expressly provided in such release, alteration, amendment and/or waiver.

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ARTICLE II -	REPRESENTATIONS AND WARRANTIES
Borrower hereby represents and warrants to Lender, as of the date hereof, as follows:
Section 2.01    Title, Legal Status and Authority. Borrower (a) is seised of the Land (as defined in the Instrument) and the Improvements (as defined in the Instrument) in fee simple and has good and indefeasible title to the Property (as defined in the Instrument), free and clear of all liens, charges, encumbrances and security interests, except the matters listed in Exhibit C (the “Permitted Encumbrances”); (b) will forever warrant and defend its title to the Property and the validity, enforceability, and priority of the lien and security interest created by the Instrument and the other Documents against the claims of all persons; (c) is a limited liability company duly organized, validly existing, and in good standing and qualified to transact business under the laws of its state of organization or incorporation (the “Organization State”) and the state where the Property is located (the “Property State”); and (d) has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Property) and carry on its business.
Section 2.02    Validity of Documents. The execution, delivery and performance of the Documents and the borrowing evidenced by the Note and this Agreement (a) are within the power of Borrower; (b) have been authorized by all requisite action; (c) have received all necessary approvals and consents; (d) will not violate, conflict with, breach, or constitute (with notice or lapse of time, or both) a default under (i) any law, order or judgment of any court, governmental authority, or the governing instrument of Borrower or (ii) any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound or affected; (e) will not result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties or assets except for those in the Instrument and the other Documents; and (f) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of the Instrument, the Assignment and Uniform Commercial Code (the “U.C.C.”) filings). The Documents constitute legal, valid, and binding obligations of Borrower.
Section 2.03    Litigation. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Borrower, threatened or contemplated against, or affecting, Borrower or the Property which would have a material adverse effect on either the Property or Borrower’s ability to perform the Obligations.
Section 2.04    Status of Property.
(a)    The Land and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each have been or may be amended, or any successor law (collectively, the “Flood Acts”) or, if located within any such area, Borrower has and will maintain the insurance prescribed in Section 3.06 below.
(b)    Borrower has all necessary (i) certificates, licenses, and other approvals, governmental and otherwise, for the operation of the Property and the conduct of its business and (ii) zoning, building code, land use, environmental and other similar permits or approvals, all of which are currently in full force and effect and not subject to revocation, suspension, forfeiture, or modification. Except as disclosed in the Closing Certification, dated even date herewith, delivered by Borrower to Lender (the “Closing Certification”), the Property and its use and occupancy are in compliance with all Laws in all material respects, and Borrower has received no notice of any violation or potential violation of the Laws which has not been remedied or satisfied, and the zoning classification of the Property permits the use of the Property as intended.

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(c)    The Property is served by all utilities (including water and sewer) required for its use.
(d)    All public roads and streets necessary to serve the Property for its use have been completed, are serviceable, are legally open, and have been dedicated to and accepted by the appropriate governmental entities.
(e)    The Property is free from damage caused by fire or other casualty.
(f)    All costs and expenses for labor, materials, supplies, and equipment used in the construction of the Improvements have been paid in full except for the Permitted Encumbrances.
(g)    Borrower owns and has paid in full for all furnishings, fixtures, and equipment (other than the property of Tenants [as defined in the Instrument] and property previously identified in writing to Lender as having been leased by Borrower or leased under equipment leases permitted by the Documents) used in connection with the operation of the Property, free of all security interests, liens, or encumbrances except the Permitted Encumbrances and those created by the Documents.
(h)    The Property is assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and no other land or improvements are assessed and taxed together with the Property.
(i)    Except as disclosed in the Closing Certification, to the best knowledge of Borrower, the Property and Improvements are either (i) in compliance with the provisions of the Fair Housing Amendments Act of 1988, as amended, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in effect as of the date hereof (collectively, the “FHA Act”), or (ii) exempt from the FHA Act.
(j)    Except as disclosed in the Closing Certification, to the best knowledge of Borrower, the Property is in compliance with the provisions of the Americans with Disabilities Act of 1990, and any amendments in effect as of the date hereof, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in force as of the date hereof.
Section 2.05    Tax Status of Borrower. Borrower’s office address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001. Borrower is not a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Revenue Code”). Borrower further represents and warrants to Lender that Borrower is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code. Behringer Harvard Opportunity OP II LP (“BHOOP”), the sole member of Borrower, is not a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code. These statements are made by Borrower in compliance with Sections 1445 and 7701 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor’s disposition of a U.S. real property interest.
Section 2.06    Bankruptcy and Equivalent Value.
(a)    No bankruptcy, reorganization, insolvency, liquidation, or other proceeding for the relief of debtors has been instituted by or, to Borrower’s knowledge, against Borrower, any general partner of Borrower (if Borrower is a partnership), or any manager or managing member of Borrower (if Borrower is a limited liability company).

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(b)    The Obligations incurred by Borrower under the Documents and the mortgaging of the Property pursuant to this Instrument are not made or incurred with the intent to hinder, delay, or defraud any present or future creditor of Borrower;
(c)    Borrower has not received less than reasonably equivalent value in exchange for incurring the Obligations and/or the mortgaging of the Property in connection with the Loan;
(d)    Borrower is solvent as of the date hereof, and Borrower will not become insolvent as a result of incurring the Obligations and/or the mortgaging of the Property pursuant to the Documents;
(e)    Borrower is not engaged, and Borrower is not about to engage, in business or a transaction for which any property remaining with Borrower is an unreasonably small capital;
(f)    Borrower has not incurred and does not intend to incur, and Borrower does not believe that it will incur, debts that would be beyond Borrower’s ability to pay as such debts mature; and
(g)    Borrower is not mortgaging the Property and/or incurring the Obligations to or for the benefit of an insider (as defined in 11 U.S.C. § 101(31)), under an employment contract and not in the ordinary course of business.
Section 2.07    Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading. There has been no adverse change in any condition, fact, circumstance, or event since the date of such disclosure that would make any such information materially inaccurate, incomplete or otherwise misleading.
Section 2.08    Illegal Activity. No portion of the Property has been purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity and, to the best of Borrower’s knowledge, there are no illegal activities at or on the Property.
Section 2.09    OFAC Lists. That (a) neither Borrower, nor any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are named on any list of persons, entities, and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (“Executive Order 13224”), as in effect on the date hereof, or any similar list issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”); provided, however, that (i) with respect to individual beneficiaries of any governmental plans or employee benefit plans holding interests in Borrower (collectively, the “Individual Beneficiaries”), the foregoing representations and warranties are limited to Borrower’s actual knowledge, and (ii) with respect to individual shareholders of any public company holding an interest in Borrower (collectively, the “Individual Shareholders”), the foregoing representations and warranties are limited to Borrower’s actual knowledge; (b) neither Borrower, nor any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s actual knowledge; and (c) neither Borrower nor any guarantor has knowingly conducted business with or engaged in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of,

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providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists.
Section 2.10    Property as Single Asset. That (a) Borrower’s only asset is the Property, and (b) the Property generates substantially all of the gross income of Borrower and there is no substantial business being conducted by Borrower other than the business of operating the Property and the activities incidental thereto.
Section 2.11    Representations and Warranties Relating to Leases, Rents and Other Matters. That (a) Borrower is the absolute owner of the landlord’s interest in the Leases; (b) Borrower has the right, power and authority to assign, transfer, and set over all of its right, title and interest in, to and under the Leases and Rents and no other person has any right, title or interest therein; (c) the Leases are valid and in full force and effect and have not been modified, amended or terminated, nor have any of the terms and conditions of the Leases been waived, except as expressly stated in the Leases; (d) there are no outstanding assignments or pledges of the Leases or Rents; (e) except as disclosed on the rent roll, delinquency report and concessions report delivered to Lender in connection with the funding of the Loan (collectively, the “Rent Roll”) and which is attached as Exhibit C to the Closing Certification, there are no outstanding leasing commissions due under the Leases for the initial term or for any extensions, renewals or expansions; (f) except as disclosed on the Rent Roll, to Borrower’s knowledge, there are no existing defaults or any state of facts which, with the giving of notice and/or passage of time, would constitute a default under the Leases by any party thereto; (g) except as disclosed on the Rent Roll, to Borrower’s knowledge, no Tenant has any defense, set-off or counterclaim against Borrower; (h) each Tenant is in possession of its leased premises and paying Rent and other charges as provided in its Lease, except as disclosed on the Rent Roll; (i) no Rents have been or will later be anticipated, discounted, released, waived, compromised or otherwise discharged, except as may be expressly permitted by the applicable Lease; provided that Borrower may take such actions so long as they represent prudent business practices for the benefit of the Property and are on market terms and rents and are bona fide and binding contracts duly authorized and executed with third party tenants unrelated to Borrower or any of its affiliates; (j) except as specified in the Leases and shown on the Rent Roll, there are no (i) unextinguished rent concessions, abatements or other inducements relating to the Leases, (ii) options or other rights to acquire any interest in the Property in favor of any Tenant, or (iii) options or other rights (whether in the form of expansion rights, purchase rights, rights of first refusal to lease or purchase, or otherwise) relating to property which is not part of the Property and/or would require Borrower and/or Lender to possess or control any property (other than the Property) to honor such rights; (k) to Borrower’s knowledge, the Rent Roll discloses all currently existing Leases and is true, complete and accurate in all material respects; and (l) all warranties and representations made herein, in the Instrument or in any other Document are true in all material respects and do not omit to state any material facts necessary to prevent the same from being misleading as of the date hereof.

ARTICLE III -	COVENANTS AND AGREEMENTS
Borrower covenants and agrees with Lender as follows:
Section 3.01    Payment and Performance of Obligations. Borrower shall timely pay and cause to be performed the Obligations.
Section 3.02    Continuation of Existence. Borrower shall not (a) dissolve, terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (b) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under Article V below; (c) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; or (d) do anything to cause the representations in Section 2.02 to become

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untrue. Borrower shall (i) maintain its existence as a limited liability company duly organized, validly existing, and in good standing and qualified to transact business under the laws of its Organization State and the Property State and (ii) shall maintain all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Property) and carry on its business.
Section 3.03    Taxes and Other Charges.
(k)    Payment of Assessments. Borrower shall pay when due all taxes, liens, assessments, utility charges (public or private and including sewer fees), ground rents, maintenance charges, dues, fines, impositions, and public and other charges of any character (including penalties and interest) assessed against, or which could become a lien against, the Property (the “Assessments”) and in all events prior to the date any fine, penalty, interest or charge for nonpayment may be imposed. Unless Borrower is making deposits per Section 3.10 herein, Borrower shall provide Lender with receipts or canceled checks evidencing such payments (except for income taxes, franchise taxes, ground rents, maintenance charges, and utility charges) within twenty (20) days after their respective due dates.
(l)    Right to Contest. So long as no Event of Default (defined below) has occurred, Borrower may, prior to delinquency and at its sole expense, contest any Assessment, but this shall not change or extend Borrower’s obligation to pay the Assessment as required above unless (i) Borrower gives Lender prior written notice of its intent to contest an Assessment; (ii) Borrower demonstrates to Lender’s reasonable satisfaction that (A) the Property will not be sold to satisfy the Assessment prior to the final determination of the legal proceedings, (B) Borrower has taken such actions as are required or permitted to accomplish a stay of any such sale, and (C) Borrower has either (1) furnished a bond or surety (satisfactory to Lender in form and amount) sufficient to prevent a sale of the Property or (2) at Lender’s option, deposited one hundred fifty percent (150%) of the full amount necessary to pay any unpaid portion of the Assessments with Lender; and (iii) such proceeding shall be permitted under any other instrument to which Borrower or the Property is subject (whether superior or inferior to the Instrument); provided, however, that the foregoing shall not restrict the contesting of any income taxes, franchise taxes, ground rents, maintenance charges, and utility charges.
(m)    Documentary Stamps and Other Charges. Borrower shall pay all taxes, assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, transfer, mortgage, recordation, stamp, intangible, and any similar taxes)(collectively, the “Transaction Taxes”) required in connection with the making and/or recording of the Documents. If Borrower fails to pay the Transaction Taxes after demand, then Lender may (but is not obligated to) pay these, and Borrower shall reimburse Lender on demand for any amount so paid with interest at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws.
(n)    Changes in Laws Regarding Taxation. If any law (i) deducts from the value of real property for the purpose of taxation any lien or encumbrance thereon, (ii) taxes mortgages, deeds of trust, deeds to secure debt or debts secured by mortgages, deeds of trust or deeds to secure debt for federal, state or local purposes or changes the manner of the collection of any such existing taxes, and/or (iii) imposes a tax, either directly or indirectly, on any of the Documents or the Obligations, then Borrower shall, if permitted by law, pay such tax within the statutory period or within twenty (20) days after demand by Lender, whichever is less; provided, however, that if, in the opinion of Lender, Borrower is not permitted by law to pay such taxes, then Lender shall have the option to declare the Obligations immediately due and payable (without any Spread Maintenance and/or Breakage Fee) upon sixty (60) days’ notice to Borrower.

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Section 3.04    Defense of Title, Litigation, and Rights under Documents. Borrower shall forever warrant, defend and preserve Borrower’s title to the Property, the validity, enforceability and priority of the Instrument and the other Documents and the lien or security interest created thereby, and any rights of Lender under the Documents against the claims of all persons, and shall promptly notify Lender of any such claims. Lender (whether or not named as a party to such proceedings) is authorized and empowered (but shall not be obligated) to take such additional steps as it may deem necessary or proper for the defense of any such proceeding or the protection of the lien, security interest, validity, enforceability, or priority of the Documents, title to the Property, or any rights of Lender under the Documents, including the employment of counsel, the prosecution and/or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, the removal of any such liens and security interests, and any other actions Lender deems necessary to protect its interests. Borrower authorizes Lender to take any actions required to be taken by Borrower if Borrower fails to take action timely, or permitted to be taken by Lender, in the Documents in the name and on behalf of Borrower. Borrower shall reimburse Lender on demand for all expenses (including attorneys’ fees) incurred by it in connection with the foregoing and Lender’s exercise of its rights under the Documents. All such expenses of Lender, until reimbursed by Borrower, shall be part of the Obligations, bear interest from the date of demand at the Default Rate, and shall be secured by the Documents.
Section 3.05    Compliance with Laws and Operation and Maintenance of Property.
(h)    Repair and Maintenance. Borrower will operate and maintain the Property in good order, repair, and operating condition. Borrower will promptly make all necessary repairs, replacements, additions, and improvements necessary to ensure that the Property shall not in any way be diminished or impaired. Borrower will not cause or allow any of the Property to be misused, wasted, or to deteriorate, and Borrower will not abandon the Property. No new building, structure, or other improvement shall be constructed on the Land nor shall any material part of the Improvements be removed, demolished, or structurally or materially altered (unless the cost of such alterations is less than $300,000), without Lender’s prior written consent (which shall not be unreasonably withheld), except for improvements or alterations made pursuant to approved Leases or otherwise specifically contemplated by the Documents. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain or repair the Property in compliance with the requirements of this Section 3.05(a), then Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.
(i)    Replacement of Property. Borrower will keep the Property fully equipped and will replace all worn out or obsolete Personal Property (as defined in the Instrument) in a commercially reasonable manner with comparable fixtures or Personal Property. Borrower will not, without Lender’s prior written consent (which shall not be unreasonably withheld), remove any Personal Property covered by this Agreement or the Instrument unless the same is replaced by Borrower in a commercially reasonable manner with a comparable article (i) owned by Borrower free and clear of any lien or security interest (other than the Permitted Encumbrances and those created by the Documents) or (ii) leased by Borrower (A) with Lender’s prior written consent (which shall not be unreasonably withheld) or (B) if the replaced Personal Property was leased at the time of execution of this Agreement, or (C) if such Personal Property consists of de minimis amounts of office equipment. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain the Property in compliance with the requirements of this Section 3.05(b), then Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.

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(j)    Compliance with Laws. Borrower shall comply with and shall cause the Property to be maintained, used, and operated in compliance with all (i) present and future laws, Environmental Laws (defined below), ordinances, regulations, rules, orders and requirements (including zoning and building codes) of any governmental or quasi-governmental authority or agency applicable to Borrower or the Property (collectively, the “Laws”); (ii) orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) duties or obligations of any kind imposed under any Permitted Encumbrance or by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to the Property. If proceedings are initiated or Borrower receives notice that Borrower or the Property is not in compliance in all material respects with any of the foregoing, then Borrower will promptly send Lender notice and a copy of the proceeding or violation notice. Borrower shall maintain all necessary (A) certificates, licenses, and other approvals, governmental and otherwise, for the operation of the Property and the conduct of its business and (B) zoning, building code, land use, environmental and other similar permits or approvals, in full force and effect. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower or the Property is not in compliance with all Laws, then Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.
(k)    Zoning and Title Matters. Borrower shall not, without Lender’s prior written consent (which shall not be unreasonably withheld), (i) initiate or support any zoning reclassification of the Property or variance under existing zoning ordinances; (ii) modify or supplement any of the Permitted Encumbrances; (iii) impose any restrictive covenants or encumbrances upon the Property; (iv) execute or file any subdivision plat affecting the Property; (v) consent to the annexation of the Property to any municipality; (vi) permit the Property to be used by the public or any person in a way that might make a claim of adverse possession or any implied dedication or easement possible; (vii) cause or permit the Property to become a non-conforming use under zoning ordinances or any present or future non-conforming use of the Property to be discontinued; or (viii) fail to comply with the terms of the Permitted Encumbrances.
(l)    Utility Service. The Property shall be served by all utilities (including water and sewer) required for its use.
(m)    Roads and Streets. All public roads and streets necessary to serve the Property for its use shall be completed, serviceable, legally open, and dedicated to and accepted by the appropriate governmental entities.
(n)    Ownership of FF&E. Borrower shall own and shall have paid in full for all furnishings, fixtures, and equipment (other than Tenants’ property) or property leased by Borrower pursuant to equipment leases in compliance with the terms of the Documents used in connection with the operation of the Property, free of all security interests, liens, or encumbrances except the Permitted Encumbrances and those created by the Documents.
(o)    Separate Tax Lot. The Property shall be assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and no other land or improvements shall be assessed and taxed together with the Property.
Section 3.06    Insurance.
(a)    Property and Time Element Insurance. Borrower shall keep the Property insured for the benefit of Borrower and Lender (with Lender named as mortgagee) by (i) a special form property insurance policy with an agreed amount endorsement for Full Replacement Cost (defined below) without any

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coinsurance provisions or penalties, or the broadest form of coverage available, in an amount sufficient to prevent Lender from ever becoming a coinsurer under the policy or Laws; (ii) a policy or endorsement insuring against acts of terrorism; (iii) a policy or endorsement insuring against claims applicable to the presence of Microbial Matter (as defined in Section 3.12(a) hereof); (iv) a policy or endorsement providing business income insurance (including business interruption insurance and extra expense insurance and/or rent insurance) on an actual loss sustained basis in an amount equal to at least one year’s total income from the Property including all Rents plus all other pro forma annual income such as percentage rent and tenant reimbursements of fixed and operating expenses, which business interruption insurance shall also provide coverage as aforesaid for any additional hazards as may be required pursuant to the terms of this Agreement, provided that Borrower shall be required to maintain the aforesaid insurance for the entire Restoration period or shall deliver to Lender cash in the amount of any difference between the actual insurance coverage and the amount of Rent Loss Proceeds actually available; (v) a policy or endorsement insuring against damage by flood if the Property is located in a Special Flood Hazard Area identified by the Federal Emergency Management Agency or any successor or related government agency as a 100 year flood plain currently classified as Flood Insurance Rate Map Zones “A”, “AO”, “AH”, “A1-A30”, “AE”, “A99”, “V”, “V1-V30”, and “VE” in an amount equal to the original amount of the Note; (vi) a policy or endorsement covering against damage or loss from (A) sprinkler system leakage and (B) boilers, boiler tanks, HVAC systems, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, in the amount reasonably required by Lender; (vii) during the period of any construction, repair, restoration, or replacement of the Property, a standard builder’s risk policy with extended coverage reasonably acceptable to Lender, and worker’s compensation, in statutory amounts; and (viii) a policy or endorsement covering against damage or loss by earthquake and other natural phenomenon in the amounts reasonably required by Lender. “Full Replacement Cost” shall mean the full replacement cost of the Property, without allowance for depreciation and exclusive of the cost of excavations, foundations, footings, and value of land, and shall be subject to verification by Lender. Full Replacement Cost will be determined, at Borrower’s expense, periodically upon policy expiration or renewal by the insurance company or an appraiser, engineer, architect, or contractor approved by said company and Lender.
(b)    Liability and Other Insurance. Borrower shall maintain commercial general liability insurance with per occurrence limits of $1,000,000, a products/completed operations limit of $2,000,000, and a general aggregate limit of $2,000,000, with an excess/umbrella liability policy of not less than $10,000,000 per occurrence and annual aggregate covering Borrower, with Lender named as an additional insured, against claims for bodily injury or death or property damage occurring in, upon, or about the Property or any street, drive, sidewalk, curb, or passageway adjacent thereto. In addition to any other requirements, such commercial general liability and excess/umbrella liability insurance shall provide insurance against acts of terrorism (provided, however, Borrower shall only be required to maintain such terrorism coverage to the extent and at the level obtainable and at an annual premium not to exceed fifty percent (50%) of the then current annual premium for the property and casualty insurance for the Property as required by the terms hereof) and against claims applicable to the presence of Microbial Matter, or such coverages shall be provided by separate policies or endorsements. The insurance policies shall also include operations and blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in Section 8.03 below (but such coverage or the amount thereof shall in no way limit such indemnifications). Upon request, Borrower shall also carry additional insurance or additional amounts of insurance covering Borrower or the Property as Lender shall reasonably require.
(c)    Form of Policy. All insurance required under this Section 3.06 shall be fully paid for, non-assessable, with a deductible not to exceed Fifty Thousand Dollars ($50,000.00), and the policies shall contain such provisions, endorsements, and expiration dates as Lender shall reasonably require. The policies shall be issued by insurance companies authorized to do business in the Property State, approved by Lender, and

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must have and maintain a current financial strength rating of “A-, VIII” (or higher) from A.M. Best or equivalent (or, if a rating by A.M. Best is no longer available, then a similar rating from a similar or successor service); provided that, notwithstanding the foregoing, insurance companies providing up to ten (10%) of the insurance required under this Section 3.06 may have a current financial strength rating of “A-,VII” from A.M. Best or equivalent (or, if a rating by A.M. Best is no longer available, then a similar rating from a similar or successor service). If, because of adverse changes in the insurance market, Borrower requests that Lender approve insurance companies that are otherwise in compliance with the foregoing, but have financial strength ratings lower than the foregoing, Lender will consider such request in good faith and in a manner consistent with its underwriting and servicing standards for blanket insurance policies of similarly situated borrowers with similar property portfolios, taking into account, among other things, geographic factors and the loan to value ratio (as calculated by Lender). In addition, all policies shall (i) include a standard mortgagee clause, without contribution, in the name of Lender, (ii) provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days’ prior written notice to Lender except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to Lender, and (iii) include a waiver of subrogation clause substantially equivalent to the following: “The Company may require from the Insured an assignment of all rights of recovery against any party for loss to the extent that payment therefor is made by the Company, but the Company shall not acquire any rights of recovery which the Insured has expressly waived prior to loss, nor shall such waiver affect the Insured’s rights under this policy.”
(d)    Original Policies. Borrower shall deliver to Lender (i) original or certified copies of all policies (and renewals) required under this Section 3.06 and (ii) receipts evidencing payment of all premiums on such policies at least within fifteen (15) days of their expiration. If original and renewal policies are unavailable or if coverage is under a blanket policy, then Borrower shall deliver duplicate originals or, if duplicate originals are unavailable or Lender determines that duplicate originals are not necessary, (1) an MBA Evidence of Insurance - Commercial Property form certificate (the “MBA Form”) (or, until such time as the MBA Form is available in the Property State, an original certificate in form substantially similar to the ACORD 28 (2006) certificate) with respect to all insurance coverage required under Section 3.06(a) above (or equivalent certificates acceptable to Lender; provided, however, that any certificate containing language to the effect that the certificate is provided “for information only” shall not qualify as adequate evidence, in which case Borrower shall also provide a binder issued by a licensed insurance broker or insurance carrier), and (2) an original ACORD 25 certificate with respect to all insurance coverage required under Section 3.06(b) above (or equivalent certificates acceptable to Lender; provided, however, that any certificate containing language to the effect that the certificate is provided “for information only” shall not qualify as adequate evidence) evidencing that such policies are in full force and effect, together with certified copies of the original policies. Without limiting Lender’s other rights with respect to the foregoing obligations, if, within ten (10) days after the expiration of the current applicable policy, Lender has not received the foregoing items in form and substance acceptable to Lender (as being in compliance with the terms of this Agreement), then Lender may retain a commercial property insurance consultant to assist Lender in obtaining adequate evidence that the required insurance coverage is in effect, in which event Borrower shall (i) cooperate with such consultant in confirming that adequate evidence that the required insurance coverage is in effect, and (ii) pay all of the costs and expenses of such consultant.
(e)    General Provisions. Borrower shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section 3.06 unless endorsed in favor of Lender as per this Section 3.06 and approved by Lender in all respects. In the event of foreclosure of the Instrument or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower in and to all policies of insurance then in force regarding the Property and all proceeds payable thereunder and unearned premiums thereon shall

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immediately vest in the purchaser or other transferee of the Property. No approval by Lender of any insurer shall be construed to be a representation, certification, or warranty of its solvency. No approval by Lender as to the amount, type, or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency. Borrower shall comply with all insurance requirements and shall not cause or permit any condition to exist which would be prohibited by any insurance requirement or would invalidate the insurance coverage on the Property. Borrower shall not be exempt from any of the requirements set forth in this Section 3.06 to the extent that a Tenant has agreed to provide the required insurance or a portion thereof pursuant to the terms and provisions of its respective Lease. If any insurance being carried by a Tenant (rather than Borrower) is being utilized to satisfy the requirements of this Section 3.06 on the Property, then (i) such insurance must fully comply with this Section 3.06, and (ii) Borrower shall obtain from any such Tenant(s) and provide to Lender documentation sufficient to satisfy the requirements of Section 3.06(d) above. Lender has no duty or obligation to contact any Tenant(s) regarding proof of insurance for the Property.
(f)    Waiver of Subrogation. A waiver of subrogation shall be obtained by Borrower from its insurers and, consequently, Borrower for itself, and on behalf of its insurers, hereby waives and releases any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for any loss of or damage to Borrower, other Persons, the Property, Borrower’s property or the property of other Persons from any cause required to be insured against by the provisions of this Agreement or otherwise insured against by Borrower.
Section 3.07    Damage and Destruction of Property.
(a)    Borrower’s Obligations. If any damage to, loss, or destruction of the Property occurs (any “Damage”), then (i) Borrower shall notify Lender within ten (10) days after the occurrence of such Damage if the cost to restore or repair such Damage exceeds $150,000 and shall take all necessary steps to preserve any undamaged part of the Property and (ii) if the insurance proceeds are made available for Restoration (defined below) (but regardless of whether any proceeds are sufficient for Restoration), Borrower shall promptly commence and diligently pursue to completion the restoration, replacement, and rebuilding of the Property as nearly as possible to its value and condition immediately prior to the Damage or a Taking (defined below) in accordance with plans and specifications approved by Lender (the “Restoration”). Borrower shall comply with other reasonable requirements established by Lender to preserve the security under the Documents.
(b)    Lender’s Rights. If any Damage occurs and some or all of it is covered by insurance, then (i) Lender may, but is not obligated to, make proof of loss if not made promptly by Borrower, and Lender is authorized and empowered by Borrower to settle, adjust, or compromise any claims for the Damage; (ii) each insurance company concerned is authorized and directed to make payment directly to Lender for the Damage; and (iii) Lender may apply the insurance proceeds in any order it determines (A) to reimburse Lender for all Costs (defined below) related to collection of the proceeds and (B) subject to Section 3.07(c) and at Lender’s option, to (1) payment (without any Spread Maintenance and/or Breakage Fee) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect, and Borrower shall not be excused in the payment thereof), (2) the cure of any default under the Documents, or (3) the Restoration. Notwithstanding the foregoing, if no Event of Default has occurred (and if there shall then be no event which with the passage of time and/or giving of notice would constitute an Event of Default), then Borrower shall have the right to settle, adjust or compromise any claim for Damage if the total amount of such claim is less than $370,000.00, provided that Borrower promptly uses the full amount of such insurance proceeds for Restoration of the Damage and provides evidence thereof to Lender

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in a manner acceptable to Lender. If Borrower receives any insurance proceeds for the Damage in excess of $370,000, then Borrower shall promptly deliver the proceeds to Lender. Borrower expressly assumes all risk of loss from any Damage, whether or not insurable or insured against.
(c)    Application of Proceeds to Restoration. Lender shall make the Net Proceeds (defined below) available to Borrower for Restoration if: (i) there shall then be no Event of Default; (ii) Lender shall be satisfied that Restoration can and will be completed within eighteen (18) months after the Damage occurs and at least nine (9) months prior to the maturity of the Note, and (iii) if the cost of Restoration exceeds $370,000, Borrower shall have entered into a general construction contract reasonably acceptable in all respects to Lender for Restoration, which contract must include commercially reasonable retainage provisions; and (iv) in Lender’s reasonable judgment, after Restoration has been completed, the net cash flow of the Property will be sufficient to cover all costs and operating expenses of the Property, including payments due and reserves required under the Documents. Notwithstanding any provision of this Agreement to the contrary, Lender shall not be obligated to make any portion of the Net Proceeds available for Restoration (whether as a result of Damage or a Taking) unless, at the time of the disbursement request, Lender has determined in its reasonable discretion that (y) Restoration can be completed at a cost which does not exceed the aggregate of the remaining Net Proceeds and any funds deposited with Lender by Borrower (the “Additional Funds”) and (z) the aggregate of any loss of rental income insurance proceeds which the carrier has acknowledged to be payable (the “Rent Loss Proceeds”) and any funds deposited with Lender by Borrower are sufficient to cover all costs and operating expenses of the Property, including payments due and reserves required under the Documents.
Notwithstanding the foregoing, if Lender determines that Restoration cannot be completed within eighteen (18) months after the Damage occurs, but (A) Lender is satisfied that Restoration can and will be completed at least twelve (12) months prior to the maturity of the Note, and (B) Borrower maintains the insurance required in Section 3.06(a)(iv) of this Agreement for the entire Restoration period (or delivers to Lender cash in the amount of any shortfall between the required insurance coverage and the amount of Rent Loss Proceeds actually available), then Lender may make the Net Proceeds available to Borrower for Restoration in accordance with the provisions of this Section 3.07. The determination of the time required for Restoration will be made by a licensed and qualified architect selected by Borrower and approved by Lender. If all of the requirements set forth in the foregoing sentence of this Section 3.07 are satisfied with respect to any Restoration that cannot be completed within eighteen (18) months after the Damage, then Lender, in its sole discretion (exercised in good faith), may still elect to apply the Net Proceeds in accordance with Section 3.07(b)(iii)(B)(1) above, in which case, Borrower shall be required to pay all remaining Obligations (without any Spread Maintenance and/or Breakage Fee) within ninety (90) days after Lender notifies Borrower that it has elected to apply the Net Proceeds to partial repayment of the Obligations.
(d)    Disbursement of Proceeds. If Lender elects or is required to make insurance proceeds or the Award (defined below), as the case may be, available for Restoration, then Lender shall through a disbursement procedure established by Lender on a monthly basis make available to Borrower in installments the net amount of all insurance proceeds or the Award, as the case may be, received by Lender after deduction of all reasonable costs and expenses incurred by Lender in connection with the collection and disbursement of such proceeds (the “Net Proceeds”) and, if any, the Additional Funds. The amounts periodically disbursed to Borrower shall be based upon the amounts currently due under the construction contract for Restoration and Lender’s receipt of (i) appropriate lien waivers, copies of all invoices and proof of compliance with Laws, (ii) a certification of the percentage of Restoration completed by an architect or engineer acceptable to Lender, and (iii) title insurance protection against materialmen’s and mechanics’ liens. At Lender’s election, a disbursing agent selected by Lender shall disburse such funds, and Borrower shall pay such agent’s reasonable fees and expenses. The Net Proceeds, Rent Loss Proceeds, and any Additional Funds shall

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constitute additional security for the Loan, and Borrower shall execute, deliver, file and/or record, at its expense, such instruments as Lender requires to grant to Lender a perfected, first-priority security interest in these funds. If the Net Proceeds are made available for Restoration and (x) Borrower refuses or fails to complete the Restoration, (y) an Event of Default occurs, or (z) the Net Proceeds or Additional Funds are not applied to Restoration, then any undisbursed portion may, at Lender’s option, be applied to the Obligations in any order of priority, and any such application to principal shall be deemed a voluntary prepayment subject to Spread Maintenance and/or Breakage Fee.
Section 3.08    Condemnation.
(a)    Borrower’s Obligations. Borrower will promptly notify Lender of any threatened or instituted proceedings for the condemnation or taking by eminent domain of the Property, including any change in any street (whether as to grade, access, or otherwise)(a “Taking”). Borrower shall, at its expense, (i) diligently prosecute these proceedings, (ii) deliver to Lender copies of all papers served in connection therewith, and (iii) consult and cooperate with Lender in the handling of these proceedings. No settlement of these proceedings shall be made by Borrower without Lender’s prior written consent. Lender may participate in these proceedings (but shall not be obligated to do so), and Borrower will sign and deliver all instruments requested by Lender to permit this participation.
(b)    Lender’s Rights to Proceeds. All condemnation awards, judgments, decrees, or proceeds of sale in lieu of condemnation (the “Award”) are assigned, and shall be paid, to Lender. Borrower authorizes Lender to collect and receive them, to give receipts for them, to accept them in the amount received without question or appeal, and/or to appeal any judgment, decree, or award. Borrower will sign and deliver all instruments requested by Lender to permit these actions.
(c)    Application of Award. Lender may apply any Award in any order it determines (i) to reimburse Lender for all Costs related to collection of the Award and (ii) subject to Section 3.08(d) and at Lender’s option, to (A) payment (without any Spread Maintenance and/or Breakage Fee) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect and Borrower shall not be excused in the payment thereof), (B) the cure of any default under the Documents, or (C) the Restoration. If Borrower receives any Award, then Borrower shall promptly deliver such Award to Lender.
(d)    Application of Award to Restoration. Lender shall permit the application of the Award to Restoration if: (i) no more than (A) twenty percent (20%) of the gross area of the Improvements or (B) ten percent (10%) of the parking spaces is affected by the Taking; (ii) the amount of the loss does not exceed twenty percent (20%) of the original amount of the Note; (iii) the Taking does not affect access to the Property from any public right-of-way; (iv) there is no Event of Default at the time of the Taking or the application of the Award; (v) after Restoration, the Property and its use will be in compliance with all Laws; (vi) in Lender’s reasonable judgment, Restoration is practical and can be completed within one (1) year after the Taking and at least one (1) year prior to the maturity of the Note; (vii) the Tenants listed in Exhibit D (the “Major Tenants”) agree in writing to continue their Leases without abatement of rent; (viii) Borrower shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must include commercially reasonable retainage provisions; and (ix) in Lender’s reasonable judgment, after Restoration has been completed the net cash flow of the Property will be sufficient to cover all costs and operating expenses of the Property, including payments due and reserves required under the Documents. Any portion of the Award that is in excess of the cost of any Restoration permitted above, may, at Lender’s option, be applied against the Obligations (without any Spread Maintenance and/or Breakage

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Fee) or paid to Borrower. If the Award is disbursed to Borrower under the provisions of this Section 3.08(d), then such Award shall be disbursed to Borrower in accordance with the terms and conditions of Section 3.07(d).
(e)    Effect on the Obligations. Notwithstanding any Taking, Borrower shall continue to pay and perform the Obligations as provided in the Documents. Any reduction in the Obligations due to application of the Award shall take effect only upon Lender’s actual receipt and application of the Award to the Obligations. If the Property shall have been foreclosed, sold pursuant to any power of sale granted pursuant to the Documents, or transferred by deed-in-lieu of foreclosure prior to Lender’s actual receipt of the Award, then Lender may apply the Award received to the extent of any deficiency upon such sale and Costs incurred by Lender in connection with such sale.
Section 3.09    Liens and Liabilities. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Property or the Improvements (collectively, “Property Payables”); provided, however, that Borrower shall have the right to contest in good faith any such Property Payables, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event that Borrower shall contest any such Property Payables, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender’s request, promptly provide a bond, cash deposit or other security satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such Property Payables as aforesaid, then Lender may do so, and any and all expenses incurred by Lender, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by the Instrument and by all other Documents securing all or any part of the Obligations. Borrower shall, at its sole expense, do everything necessary to preserve the lien and security interest created by the Instrument and the other Documents and their priority. Nothing in the Documents shall be deemed or construed as constituting the consent or request by Lender, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration, or repair of the Property. Borrower further agrees that Lender does not stand in any fiduciary relationship to Borrower. Any contributions made, directly or indirectly, to Borrower by or on behalf of any of its partners, members, principals or any party related to such parties shall be treated as equity and shall be subordinate and inferior to the rights of Lender under the Documents. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower or the Property fails to comply with the requirements of this Section 3.09, then Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof reasonably satisfactory to Lender of such compliance.
Section 3.10    Tax and Insurance Deposits; Other Deposits
(a)    At Lender’s option (i) following an Event of Default or (ii) in the event that Borrower fails to timely deliver to Lender evidence of payment of Assessments or insurance premiums as required by Sections 3.03(a) and 3.06(d), respectively, Borrower shall make monthly deposits (the “Deposits”) with Lender equal to one-twelfth (1/12th) of the annual Assessments (except for income taxes, franchise taxes, ground rents, maintenance charges and utility charges) and the premiums for insurance required under Section 3.06 (the “Insurance Premiums”) together with amounts sufficient to pay these items thirty (30) days before they are due (collectively, the “Impositions”). Lender shall estimate the amount of the Deposits until ascertainable. Borrower shall deposit any deficiency within ten (10) days after Lender notifies Borrower of

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the final amount of the required Deposits (or such earlier date specified by Lender if necessary to cause the Impositions to be paid by any applicable due date). Borrower shall promptly notify Lender of any changes to the amounts, schedules and instructions for payment of the Impositions. Borrower authorizes Lender or its agent to obtain the bills for Assessments directly from the appropriate tax or governmental authority. All Deposits are pledged to Lender and shall constitute additional security for the Obligations. If (A) there is no Event of Default at the time of payment, (B) Borrower has delivered bills or invoices to Lender for the Impositions in sufficient time to pay them when due, and (C) the Deposits are sufficient to pay the Impositions or Borrower has deposited the necessary additional amount, then Lender shall pay the Impositions prior to their due date. Any Deposits remaining after payment of the Impositions shall, at Lender’s option, be credited against the Deposits required for the following year or paid to Borrower. If an Event of Default occurs, then the Deposits may, at Lender’s option, be applied to the Obligations in any order of priority. Any application to principal shall be deemed a voluntary prepayment subject to Spread Maintenance and/or Breakage Fee. Borrower shall not claim any credit against the principal and interest due under the Note for the Deposits. Subject to Article V, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits. Upon full payment and satisfaction of the Obligations or, at Lender’s option, at any prior time, the balance of the Deposits in Lender’s possession shall be paid over to the record owner of the Land, and no other party shall have any right or claim to the Deposits. Lender may transfer all its duties under this Section 3.10 to such servicer or financial institution as Lender may periodically designate, and Borrower thereupon agrees to make the Deposits to such servicer or institution.
(b)    Any insurance proceeds, Awards, Deposits, or similar funds paid to, and to be held by, Lender (or such servicer or financial institution as Lender may periodically designate) in connection with the Loan shall be held without payment of interest to Borrower (except to the extent required under Laws) and may be commingled with other funds of Lender (or such servicer or financial institution as Lender may periodically designate). Notwithstanding anything in this Agreement or at law or in equity to the contrary, any such insurance proceeds, Awards, Deposits, or similar funds held by Lender (or such servicer or financial institution as Lender may periodically designate) shall not be deemed to be trust funds, and Lender may dispose of such monies in the manner provided in this Agreement.
Section 3.11    ERISA.
(a)    Borrower understands and acknowledges that, as of the date hereof, the source of funds from which Lender is extending the Loan will include one or more of the following accounts: (i) an “insurance company general account,” as that term is defined in Prohibited Transaction Class Exemption (“PTE”) 95-60 (60 Fed. Reg. 35925 (Jul. 12, 1995)), as to which Lender meets the conditions for relief in Sections I and IV of PTE 95-60; (ii) accounts, the assets of which are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); and (iii) one or more insurance company separate accounts maintained solely in connection with fixed contractual obligations of the insurance company, under which the amounts payable or credited to the plan are not affected in any manner by the investment performance of the separate account.
(b)    Borrower represents and warrants to Lender that (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, or, if subject to such statutes, is not in violation thereof in the execution of the Documents and the making of the Loan thereunder; (iii) the assets of Borrower do not constitute “plan assets” of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101; and (iv) one or more of the following circumstances is true: (A) equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2); (B) less than twenty-five percent (25%) of all equity

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interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (C) Borrower qualifies as an “operating company,” a “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e), respectively.
(c)    Borrower shall deliver to Lender such certifications and/or other evidence reasonably requested by Lender (no more often than on an annual basis) to verify the representations and warranties in Section 3.11(b) above. Failure to deliver these certifications or evidence, breach of these representations and warranties, or consummation of any transaction which would cause the Documents or any exercise of Lender’s rights under the Documents to materially violate ERISA or any state statute regulating governmental plans (collectively, a “Violation”), shall be an Event of Default; provided, however, that (i) if either Lender or Borrower discovers or becomes aware of a Violation, that party shall notify the other within three (3) business days of the discovery; (ii) Borrower will take steps to cure such Violation, and Lender agrees to cooperate as necessary to assist Borrower in effecting a cure of a Violation that would constitute a violation of applicable Laws; and (iii) an Event of Default shall not be deemed to occur until thirty (30) days following the date of the notice described in 3.11(c)(i), unless Borrower and Lender agree by that date that an attempted cure of such Violation was successful, in which case an Event of Default will not be deemed to have occurred as a result of such Violation. Notwithstanding anything in the Documents to the contrary, no sale, assignment, or transfer of any direct or indirect right, title, or interest in Borrower or the Property (including creation of a junior lien, encumbrance or leasehold interest) shall be permitted which would, in Lender’s reasonable opinion, negate Borrower’s representations in this Section 3.11 or cause a Violation.
Section 3.12    Environmental Representations, Warranties, and Covenants.
(a)    Environmental Representations and Warranties. Borrower represents and warrants, to the best of Borrower’s knowledge (after due inquiry and investigation) and additionally based upon the environmental site assessment report of the Property (the “Environmental Report”), that except as fully disclosed in the Environmental Report delivered to and approved by Lender: (i) there are no Hazardous Materials (defined below) or underground storage tanks affecting the Property (“affecting the Property” shall mean “in, on, under, stored, used or migrating to or from the Property”) except for (A) routine office, cleaning, janitorial and other materials and supplies necessary to operate the Property for its current use and (B) Hazardous Materials that are (1) in compliance with Environmental Laws (defined below), (2) have all required permits, and (3) are in only the amounts necessary to operate the Property; (ii) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law affecting the Property; (iii) there is no past or present non-compliance with Environmental Laws or with permits issued pursuant thereto except for Releases that have been fully remediated in accordance with Environmental Laws; (iv) Borrower does not know of, and has not received, any written or oral notice or communication from any person alleging any violation of Environmental Laws at the Property or any release of Hazardous Substances affecting the Property; and (v) Borrower has provided to Lender, in writing, all information relating to Hazardous Materials affecting the Property known to Borrower or contained in any environmental reports ordered by Borrower. “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to Borrower or the Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act. “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint; Microbial Matter, infectious substances, asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground

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storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” within the meaning of any Environmental Law. “Release” of any Hazardous Materials includes any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, pumping, pouring, escaping, dumping, disposing or other movement of Hazardous Materials. “Microbial Matter” shall mean the presence of fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, but not limited to, mold, mildew and viruses, whether or not such Microbial Matter is living, present at the Property at levels that would be reasonably expected to result in harm to human health.
(b)    Environmental Covenants. Borrower covenants and agrees that: (i) all use and operation of the Property shall be in compliance with all Environmental Laws and required permits; (ii) there shall be no Releases of Hazardous Materials affecting the Property in violation of Environmental Laws; (iii) there shall be no Hazardous Materials affecting the Property except (A) routine office, cleaning and janitorial supplies and other materials and supplies necessary to operate the Property for its current use, (B) in compliance with all Environmental Laws, (C) in compliance with all required permits, and (D) (1) in only the amounts necessary to operate the Property or (2) as shall have been fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep the Property free and clear of all liens and encumbrances imposed by any Environmental Laws due to any act or omission by Borrower or any person (the “Environmental Liens”); (v) Borrower shall, at its sole expense, fully and expeditiously cooperate in all activities performed under Section 3.12(c) including providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole expense, (A) perform any environmental site assessment or other investigation of environmental conditions at the Property upon Lender’s request based on Lender’s reasonable belief that the Property is not in compliance with all Environmental Laws, (B) share with Lender the results and reports, and Lender and the Indemnified Parties (defined below) shall be entitled to rely on such results and reports, and (C) complete any remediation of Hazardous Materials affecting the Property or other actions required by any Environmental Laws; (vii) Borrower shall not allow any Tenant or other user of the Property to violate any Environmental Law; (viii) Borrower shall immediately notify Lender in writing after it becomes aware of (A) the presence, Release, or threatened Release of Hazardous Materials affecting the Property, (B) any non-compliance of the Property with any Environmental Laws, (C) any actual or potential Environmental Lien, (D) any required or proposed remediation of environmental conditions relating to the Property, or (E) any written or oral communication or notice from any person relating to any Release or threatened Release of Hazardous Materials, or any oral communication relating to or alleging any violation or potential violation of Environmental Law, and (ix) if an Asbestos Operation and Maintenance Plan and any other Operation and Maintenance Plan (collectively, the “O&M Plan”) is in effect (or required by Lender to be implemented) at the time of the closing of the Loan, then Borrower shall, at its sole expense, implement and continue the O&M Plan (with any modifications required to comply with applicable Laws) in all material respects, until payment and full satisfaction of the Obligations. Any failure of Borrower to perform its obligations under this Section 3.12 shall constitute bad faith waste of the Property.
(c)    Lender’s Rights. Lender and any person designated by Lender may enter the Property to assess the environmental condition of the Property and its use including (i) conducting any environmental assessment or audit (the scope of which shall be determined by Lender) and (ii) taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing at all reasonable times when (A) an Event of Default has occurred under the Documents, (B) Lender reasonably believes that a Release has occurred or the Property is not in compliance with all Environmental Laws, or (C) the Loan is being considered for sale (any out-of-pocket expenses incurred in connection with the entry under clause (C) only shall be at Lender’s expense unless an Event of Default under the Documents has occurred). Further,

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any entry by Lender under clause (C) only shall not include invasive testing. Borrower shall cooperate with and provide access to Lender and such person.
Section 3.13    Electronic Payments. Unless directed otherwise in writing by Lender, all payments due under the Documents shall be made by electronic funds transfer debit entries to Borrower’s account at an Automated Clearing House member bank satisfactory to Lender or by similar electronic transfer process selected by Lender. Each payment due under the Documents shall be initiated by Lender through the Automated Clearing House network (or similar electronic process) for settlement on the Due Date for the payment. Borrower shall, at Borrower’s sole cost and expense, direct its bank in writing to permit such electronic fund transfer debit entries (or similar electronic transfer) to be made by Lender. Prior to each payment Due Date under the Documents, Borrower shall deposit and/or maintain sufficient funds in Borrower’s account to cover each debit entry. Any charges or costs, if any, by Borrower’s bank for the foregoing shall be paid by Borrower.
Section 3.14    Inspection. Borrower shall allow Lender and any person designated by Lender to enter upon the Property and conduct tests or inspect the Property at all reasonable times, provided that Lender will not enter upon the Property more than once per year unless (i) an Event of Default has occurred, (ii) the Loan is being considered for sale, or (iii) Lender has reasonable grounds to believe that the Property is not in compliance with the requirements of the Documents, and any and all costs and expenses relating to such tests and inspections shall constitute Costs under Section 4.01 below, except that any entry by Lender under clause (ii) only shall be at Lender’s expense unless an Event of Default under the Documents has occurred. Any environmental testing of the Property shall be governed by the provisions of Section 3.12(c) above; in addition, prior to the occurrence of an Event of Default, Lender will not cause other invasive testing to be done unless Lender reasonably believes that the aspect of the Property being subjected to invasive testing is not in compliance with Laws. Borrower shall assist Lender and such person in effecting said inspection.
Section 3.15    Records, Reports, and Audits.
(a)    Records and Reports. Borrower shall maintain complete and accurate books and records with respect to all operations of, or transactions involving, the Property. Within one hundred twenty (120) days after Borrower’s fiscal year end, Borrower shall furnish Lender annual financial statements for the most current fiscal year (including a schedule of all related Obligations and contingent liabilities) for Borrower and annual financial statements for the most current fiscal year for Behringer Harvard Opportunity REIT II, Inc. (“BHOR”) if Lender requests such financial statements for BHOR and such financial statements are not available from published governmental sources available and accessible to the general public. Within one hundred twenty (120) days after Borrower’s fiscal year end (or within sixty (60) days after each quarter upon Lender’s request), Borrower shall furnish Lender (i) operating statements showing cash flow and capital expenditures for the Property including income and expenses (before and after Obligations service), and major capital improvements; (ii) copies of paid tax receipts for the Property; (iii) a certified rent roll (and delinquency report or other written report) including security deposits held, the expiration of the terms of the Leases, and identification and explanation of any Tenants in default; (iv) a budget showing projected income and expenses (before and after Obligations service) for the next twelve (12) month budget period; (v) any appraisals of the Property performed during the previous year; and (vi) upon Lender’s request following an Event of Default, (A) a schedule showing Borrower’s tax basis in the Property, (B) the distribution of economic interests in the Property, and (C) copies of any other loan documents affecting the Property other than the Documents.
(b)    Delivery of Reports. All of the reports, statements, and items required under this Section 3.15 shall be (i) certified as being true, correct, and accurate by an authorized person, partner, or officer of

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the delivering party or, at the deliverer’s option, audited by a Certified Public Accountant; (ii) reasonably satisfactory to Lender in form and substance; and (iii) delivered within (A) ninety (90) days after the end of Borrower’s fiscal year for annual reports and (B) forty-five (45) days after the end of each calendar quarter for quarterly reports. If any one report, statement, or item is not received by Lender on its due date, then a late fee of Five Hundred and No/100 Dollars ($500.00) per month shall be due and payable by Borrower. If any one report, statement, or item is not received after the expiration of (y) thirty (30) days after written notice from Lender (the “First Notice”) and (z) ten (10) days after delivery of a second written notice from Lender (the “Second Notice”), which Second Notice shall not be delivered before the date that is thirty (30) days after delivery of the First Notice, then Lender may immediately declare an Event of Default under the Documents. Borrower shall (i) provide Lender with such additional financial, management, or other information regarding Borrower, any general partner of Borrower, or the Property, as Lender may reasonably request and (ii) upon Lender’s request, deliver all items required by this Section 3.15 in an electronic format (i.e., on computer disks) or by electronic transmission acceptable to Lender.
(c)    Inspection of Records. Borrower shall allow Lender or any person designated by Lender to examine, audit, and make copies of all such books and records and all supporting data at the place where these items are located at all reasonable times after reasonable advance notice; provided that no notice shall be required after any Event of Default under the Documents. Borrower shall assist Lender in effecting such examination. Upon five (5) days’ prior notice, Lender may inspect and make copies of Borrower’s or any general partner of Borrower’s income tax returns with respect to the Property for the purpose of verifying any items referenced in this Section 3.15.
Section 3.16    Borrower’s Certificates. Within ten (10) days after Lender’s request, Borrower shall furnish a written certification to Lender and any Investors (defined below) as to (a) the amount of the Obligations outstanding; (b) the interest rate, terms of payment, and maturity date of the Note; (c) the date to which payments have been paid under the Note; (d) whether any offsets or defenses exist against the Obligations and a detailed description of any listed; (e) whether all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications); (f) the date to which the Rents have been paid; (g) whether, to the best knowledge of Borrower, any defaults exist under the Leases and a detailed description of any listed; (h) the security deposit held by Borrower under each Lease and that such amount is the amount required under such Lease; (i) whether there are any defaults (or events which with the passage of time and/or giving of notice would constitute a default) under the Documents and a detailed description of any listed; (j) whether the Documents are in full force and effect; and (k) any other matters reasonably requested by Lender related to the Leases, the Obligations, the Property, or the Documents. For all non-residential properties and promptly upon Lender’s request, Borrower shall use its best efforts to deliver a written certification to Lender and Investors from Tenants specified by Lender that: (a) their Leases are in full force and effect; (b) there are no defaults (or events which with the passage of time and/or notice would constitute a default) under their Leases and a detailed description of any listed; (c) none of the Rents have been paid more than one month in advance; (d) there are no offsets or defenses against the Rents and a detailed description of any listed; and (e) any other matters reasonably requested by Lender related to the Leases; provided, however, that Borrower shall not have to pay money to a Tenant to obtain such certification, but it will deliver a landlord’s certification for any certification it cannot obtain.
Section 3.17    Full Performance Required; Survival of Warranties. All representations and warranties of Borrower in the Loan application or made in connection with the Loan shall survive the execution and delivery of the Documents, and Borrower shall not perform any action, or permit any action to be performed, which would cause any of the warranties and representations of Borrower to become untrue in any material respect.

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Section 3.18    Additional Security. No other security now existing or taken later to secure the Obligations shall be affected by the execution of the Documents and all additional security shall be held as cumulative. The taking of additional security, execution of partial releases, or extension of the time for the payment obligations of Borrower shall not diminish the effect and lien of the Documents and shall not affect the liability or obligations of any maker or guarantor. Neither the acceptance of the Documents nor their enforcement shall prejudice or affect Lender’s right to realize upon or enforce any other security now or later held by Lender. Lender may enforce the Documents or any other security in such order and manner as it may determine in its discretion.
Section 3.19    Further Acts. Borrower shall take all necessary actions to (i) keep valid and effective the lien and rights of Lender under the Documents and (ii) protect the lawful owner of the Documents. Promptly upon request by Lender, and at Borrower’s expense, Borrower shall execute additional instruments and take such actions as Lender reasonably believes are necessary or desirable to (a) maintain or grant Lender a first-priority, perfected lien on the Property, (b) grant to Lender to the fullest extent permitted by Laws, the right to foreclose on, or transfer title to, the Property non-judicially, (c) correct any error or omission in the Documents, and (d) effect the intent of the Documents, including filing/recording the Documents, additional mortgages, deeds of trust, deeds to secure debt, financing statements, and other instruments.
Section 3.20    Compliance with Anti-Terrorism Regulations.
(a)    Borrower hereby covenants and agrees that neither Borrower nor any guarantor, nor any persons or entities holding any legal or beneficial interest whatsoever in Borrower or any guarantor (whether directly or indirectly), will knowingly conduct business with or engage in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists.
(b)    Borrower hereby covenants and agrees that it will comply at all times with the requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56; the Iraqi Sanctions Act, Pub. L. 101-513, 104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws or regulations currently in force or hereafter enacted (collectively, the “Anti-Terrorism Regulations”).
(c)    Borrower hereby covenants and agrees that if it becomes aware or receives any notice that Borrower, any guarantor or the Property, or any person or entity holding any legal or beneficial interest whatsoever (whether directly or indirectly) in Borrower, any guarantor or in the Property, is named on any of the OFAC Lists (such occurrence, an “OFAC Violation”), then Borrower will immediately (i) give notice to Lender of such OFAC Violation, and (ii) comply with all Laws applicable to such OFAC Violation (regardless of whether the party included on any of the OFAC Lists is located within the jurisdiction of the United States of America), including, without limitation, the Anti-Terrorism Regulations, and Borrower hereby authorizes and consents to Lender’s taking any and all steps Lender deems necessary to comply with all Laws applicable to any such OFAC Violation, including, without limitation, the requirements of the Anti-Terrorism Regulations (including the “freezing” and/or “blocking” of assets).

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(d)    Upon Lender’s request from time to time during the term of the Loan, Borrower agrees to deliver a certification confirming that the representations and warranties set forth in Section 2.09 above remain true and correct as of the date of such certificate and confirming Borrower’s compliance with this Section 3.20 (but not more than once per calendar year unless (i) there has been an Event of Default, (ii) the Loan is being considered for sale, or (iii) Lender has reasonable grounds to believe that Borrower is not in compliance with the requirements of this Section 3.20).
Section 3.21    Compliance with Property as Single Asset. Borrower hereby covenants and agrees that during the term of the Loan, (i) Borrower shall not own any assets in addition to the Property, (ii) the Property shall remain as a single property or project, and (iii) the Property shall generate substantially all of the gross income of Borrower and there shall be no substantial business being conducted, either directly or indirectly, by Borrower other than the business of operating the Property and the activities incidental thereto.
Section 3.22    Separateness Covenants/Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Borrower. Borrower hereby represents, warrants and covenants, as of the date hereof and until such time as the Obligations are paid in full, that Borrower:
(a)    shall not (i) liquidate or dissolve (or suffer any liquidation or dissolution), terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under the Documents; (iii) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; (iv) enter into or consummate any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of Borrower or any general partner or managing member of Borrower, except as expressly permitted under the Documents; or (v) enter into or consummate any transaction or acquisition, merger or consolidation or otherwise acquire by purchase or otherwise all or any portion of the business or assets of, or any stock or other evidence of beneficial ownership of, any person or entity, except as expressly permitted under the Documents;
(b)    has not incurred and shall not incur any secured or unsecured debt except for customary and reasonable short term trade payables obtained and repaid in the ordinary course of Borrower’s business;
(c)    shall not, nor shall any member, partner (whether limited or general) or shareholder thereof, as applicable, or any other party, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization or other formation agreement or document, as applicable, or governing agreement or document, in any material term or manner, or in a manner which adversely affects Borrower’s existence as a single purpose entity or Borrower’s compliance with Sections 3.21 and 3.22 of this Agreement (notwithstanding the foregoing, BHOOP may amend, modify or otherwise change its own formation and governing documents without Lender’s consent, provided that such modifications do not adversely affect Borrower’s existence as a single purpose entity or Borrower’s compliance with Sections 3.21 and 3.22 of this agreement);
(d)    shall allocate fairly and reasonably any rent, overhead and expenses for shared office space;
(e)    shall maintain correct and complete financial statements, books and records and other entity documents separate from those of any Affiliate of same or any other person or entity or, if such financial statements are consolidated or such books or records are maintained by an Affiliate, shall cause such financial statements and such books or records to keep the matters of Borrower easily identified as those of Borrower for accounting purposes;

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(f)    shall maintain its own separate depository bank accounts and correct, complete and separate books of account with respect to Borrower’s separate depository bank accounts;
(g)    shall file or cause to be filed its own separate tax returns; alternatively, if Borrower does not file its own tax returns, its tax information shall be included on a separate schedule on its parent’s tax return;
(h)    shall hold itself out to the public (including any of its Affiliates’ creditors) under Borrower’s own name and as a separate and distinct entity and not as a department or division of any Affiliate;
(i)    shall observe all customary formalities regarding the existence of Borrower, including, if required by Laws, holding meetings and maintaining current and accurate minute books separate from those of any Affiliate of same;
(j)    shall hold title to its assets in its own name and act solely in its own name and through its own duly authorized officers and agents and any property manager with respect to the Property. No Affiliate of same shall be appointed or act as agent of Borrower, other than, if applicable, a property manager with respect to the Property and Affiliates who may handle tax, audit and IT matters for Borrower;
(k)    shall make investments in the name of Borrower directly by Borrower or on its behalf by brokers engaged and paid by Borrower or its agents;
(l)    except as expressly required by Lender in connection with the Loan and in writing, shall not guarantee or otherwise agree to be liable for (whether conditionally or unconditionally), pledge or assume or hold itself out or permit itself to be held out as having guaranteed, pledged or assumed any liabilities or obligations of any partner (whether limited or general), member, shareholder or any Affiliate of Borrower, as applicable, or any other party, nor shall it make any loan, except as expressly permitted in the Documents;
(m)    is and will be solvent;
(n)    shall separately identify, maintain and segregate its assets. Borrower’s assets shall at all times be held by or on behalf of Borrower and if held on behalf of Borrower by another entity, shall at all times be easily identified for accounting purposes as assets owned by Borrower. This restriction requires, among other things, that (i) Borrower funds shall be deposited or invested in Borrower’s name, (ii) Borrower funds shall not be commingled with the funds of any Affiliate of same, and (iii) Borrower shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliate of same or any other person or entity;
(o)    shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate of same or other person or entity;
(p)    shall pay or cause to be paid its own liabilities and expenses of any kind, including but not limited to salaries of its employees, only out of its own separate funds and assets to the extent revenue is generated from Borrower’s business at the Property;
(q)    is currently adequately capitalized, and shall not, because of distributions made during the term of the Loan, become inadequately capitalized as of the date of any such distributions (where “adequately capitalized” means, as of the date of determination, that it has sufficient capital based upon what is reasonably foreseeable for a business of its size and character and in light of its contemplated business operations);

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(r)    shall not do any act which would make it impossible to carry on the ordinary business of Borrower;
(s)    shall reflect Borrower’s ownership interest in all data and records (including computer records) used by Borrower or any Affiliate of same;
(t)    shall not invest any of Borrower’s funds in securities issued by, nor shall Borrower acquire the indebtedness or obligation of, any Affiliate of same;
(u)    except as set forth in Subsection (j) above, shall maintain an arm’s length relationship with each of its Affiliates and may enter into contracts or transact business with its Affiliates only on commercially reasonable terms that are no less favorable to Borrower than is obtainable in the market from a person or entity that is not an Affiliate of same;
(v)    shall correct any misunderstanding that is known by Borrower regarding its name or separate identity; and
(w)    shall not, without the prior written vote of one hundred percent (100%) of its partners, members, or shareholders, as applicable, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Borrower or a substantial part of Borrower’s property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due or declare or effectuate a moratorium on payments of its obligation; or take any action in furtherance of any such action.
“Affiliate” for purposes of this Agreement shall mean any person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a specified person or entity. For purposes of this Agreement, the terms “control,” “controlled,” or “controlling” with respect to a specified person or entity shall include, without limitation, (i) the ownership, control or power to vote ten percent (10%) or more of (A) the outstanding shares of any class of voting securities or (B) beneficial interests, of any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over such person or entity or the election of more than one director or trustee (or persons exercising similar functions) of such person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such person or entity.
Section 3.23    Leasing Restrictions.
Borrower shall lease the Property at market rents and on market terms (based on the type, quality and location of the Property) using Borrower’s standard lease form that has been approved by Lender, and Borrower shall not lease any portion of the Property to any party or entity that uses dry cleaning solvents on the Property; provided, however, Borrower shall have the right to lease up to five percent (5%) of the total number of units at the Property to a single user that would allow its employees to utilize such units for short term occupancy as long as all such leases entered into by Borrower are on typical terms and rents as would be found in leases for “corporate apartment units” at properties similar to the Property. All Leases shall be bona fide, binding contracts, duly authorized and executed with third party tenants unrelated to Borrower or any of its Affiliates. All free rent and similar concessions shall be given only at the beginning of the term of the Lease or prorated over the term of the Lease, the tenant’s share of operating expenses shall not decrease over the term of the applicable Lease, and there shall be no economic obligations on the landlord under a Lease beyond maintaining the Property.

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Section 3.24    Covenants Relating to Leases and Rents. Borrower shall not, except with the prior written consent of Lender in each instance, (a) sell, assign, pledge, mortgage or otherwise transfer or encumber (except hereby) any of the Leases, Rents or any right, title or interest of Borrower therein; (b) accept prepayments of any Rents for a period of more than one (1) month in advance of the due dates thereof; (c) in any manner intentionally or materially impair the value of the Property or the benefits to Lender of the Assignment; (d) except as otherwise permitted hereby, waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any Tenant from any of its obligations under the Leases; (e) except as otherwise permitted hereby, enter into any settlement of any action or proceeding arising under, or in any manner connected with, the Leases or with the obligations of the landlord or the Tenants thereunder; (f) except as otherwise permitted hereby, modify, cancel or terminate any guaranties under any Lease; or (g) lease any portion of the Property to a dry cleaner that uses dry cleaning solvents on the Property. Borrower shall, at its sole cost and expense, duly and timely keep, observe, perform, comply with and discharge all of the material obligations of the landlord under the Leases, or cause the foregoing to be done, and Borrower shall not take any actions that would, either presently or with the passage of time, cause a default by Borrower under any of the Leases. Borrower shall give Lender prompt notice of any Lease with a Major Tenant it enters into subsequent to the date hereof, together with a certified copy of such Lease. At Borrower’s expense, Borrower shall (i) deliver to Lender, within ten (10) days after sending such notice, copies of all notices of default Borrower has sent to any Major Tenant, (ii) enforce the Leases and all remedies available to Borrower upon any Tenant’s default, (iii) upon Lender’s request, deliver to Lender copies of all papers served in connection with any such enforcement proceedings, and (iv) upon Lender’s request, consult with Lender, its agents and attorneys with respect to the conduct thereof. Except as otherwise set forth herein, Borrower shall not enter into any settlement of any such proceeding without Lender’s prior written consent. Notwithstanding the foregoing, Borrower may take the actions referenced in Items (d), (e), (f) and (ii) above so long as they represent prudent business practices for the benefit of the Property and are on market terms and rents and are bona fide and binding contracts duly authorized and executed with third party tenants unrelated to Borrower or any of its affiliates.
Section 3.25    Tenant Recovery. Intentionally Deleted.
Section 3.26    Tax Status of Borrower. Borrower shall not become a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. Borrower currently is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code, and Borrower shall not change such tax status if such change would violate the provisions of Section 5.01 below.
Section 3.27    Disclosure. Borrower shall disclose to Lender any material fact that could cause any representation or warranty made in this Agreement to be materially misleading.
Section 3.28    Illegal Activity. No portion of the Property will be purchased, improved, fixtured, equipped or furnished by Borrower with proceeds of any illegal activity, and Borrower shall not engage in, and shall make commercially reasonable efforts to prevent others from engaging in, illegal activities at or on the Property.

ARTICLE IV -	ADDITIONAL ADVANCES; EXPENSES; SUBROGATION
Section 4.01    Expenses and Advances. Borrower shall pay all Costs (defined below) (a) incurred by Borrower or Lender and reasonable fees charged by Lender in connection with the granting, closing, servicing (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business),

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and enforcement of the Loan and the Documents or (b) attributable to Borrower as owner of the Property. The term “Costs” shall mean any and all reasonable out-of-pocket appraisal, recording, filing, registration, brokerage, abstract, title insurance (including premiums), title searches and examinations, surveys and similar data and assurances with respect to title, U.C.C. search, escrow, attorneys’ (excluding in-house staff), engineers’, environmental engineers’, environmental testing, and architects’ fees, costs (including travel), expenses, and disbursements incurred in connection with (i) any default by Borrower under the Documents, (ii) servicing of the Loan (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business), including administrative or service fees assessed by Lender pursuant to a Borrower consent request, or (iii) the exercise, enforcement, compromise, defense, litigation, or settlement of any of Lender’s rights or remedies under the Documents or relating to the Loan or the Obligations. If Borrower fails to pay any amounts or perform any actions required under the Documents, then Lender may (but shall not be obligated to) advance sums to pay such amounts or perform such actions. Borrower grants Lender the right to enter upon and take possession of the Property to prevent or remedy any such failure and the right to take such actions in Borrower’s name if such failure is not cured within any applicable grace or cure period. No advance or performance shall be deemed to have cured a default by Borrower. All (a) sums advanced by or payable to Lender per this Section 4.01 or under applicable Laws, (b) except as expressly provided in the Documents, payments due under the Documents which are not paid in full when due, and (c) Costs, shall: (i) be deemed demand obligations, (ii) bear interest from the date of demand at the Default Rate, until paid if not paid on demand, (iii) be part of, together with such interest, the Obligations, and (iv) be secured by the Documents. Lender, upon making any such advance, shall also be subrogated to rights of the person receiving such advance.
Section 4.02    Subrogation. If any proceeds of the Note were used to extinguish, extend or renew any indebtedness on the Property, then, to the extent of the funds so used, (a) Lender shall be subrogated to all rights, claims, liens, titles and interests existing on the Property held by the holder of such indebtedness and (b) these rights, claims, liens, titles and interests are not waived but rather shall (i) continue in full force and effect in favor of Lender and (ii) are merged with the lien and security interest created by the Documents as cumulative security for the payment and performance of the Obligations.

ARTICLE V -	SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY
Section 5.01    Due-on-Sale or Encumbrance. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Obligations, and the entire Obligations (including any Spread Maintenance and/or Breakage Fee) shall become immediately due and payable, if, without Lender’s prior written consent (which consent may be given or withheld for any or for no reason or given conditionally, in Lender’s sole discretion) any of the following shall occur:
(o)    Borrower shall sell, convey, assign, transfer, dispose of or be divested of its title to the Property, convey security title to the Property, or mortgage, encumber or cause to be encumbered the Property or any interest therein, in any manner or way, whether voluntary or involuntary; or
(p)    in the event of any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of Borrower or any general partner or managing member of Borrower; or
(q)    in the event of the assignment, transfer, pledge, voluntary or involuntary sale, or encumbrance (or any of the foregoing at one time or over any period of time) of:

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(i)    (A) any ownership interests in Borrower, regardless of the type or form of entity of Borrower, (B) the voting stock or ownership interest of any corporation or limited liability company which is, respectively, general partner or managing member of Borrower or any corporation or limited liability company directly or indirectly owning ten percent (10%) or more of any such corporation or limited liability company, or (C) the ownership interests in any owner of ten percent (10%) or more of the beneficial interests of Borrower if Borrower is a trust; or
(ii)    any general partnership, managing member or controlling interest in (A) Borrower, (B) an entity which is in Borrower’s chain of ownership and which is derivatively liable for the obligations of Borrower, or (C) any entity that has the right to participate directly or indirectly in the control of the management or operations of Borrower; or
(r)    in the event of the conversion of any general partnership interest in Borrower to a limited partnership interest if Borrower is a partnership; or
(s)    in the event of any change, removal, or resignation of any general partner of Borrower if Borrower is a partnership; or
(t)    in the event of any change, removal, addition or resignation of a managing member of Borrower (or if no managing member, any member) if Borrower is a limited liability company; or
(u)    Borrower shall (i) obtain any secured or unsecured debt except for customary and reasonable short-term trade payables obtained and repaid in the ordinary course of Borrower’s business or (ii) guarantee, or otherwise agree to be liable for (whether conditionally or unconditionally), any obligation of any person.
The provisions set forth above shall not apply to transfers of direct or indirect ownership interests in Borrower (i) under any will or applicable law of descent or transfers for estate planning purposes to the spouse, child, parent, grandparent, grandchild, niece, nephew, aunt, uncle or any other immediate family member (or the spouse thereof) or to a trust for the benefit of such parties, (ii) among any of the holders of direct or indirect ownership interests in Borrower that were holders of direct or indirect ownership interests in Borrower as of the date hereof, (iii) mergers, transfers or reorganizations among any one or more entities in the Borrower Control Group (defined below), (iv) conversions of the entities in the Borrower Control Group from one form of ownership to another form of ownership, (v) transfers of general and limited partnership interests in BHOOP among the Borrower Control Group, or (vi) representing up to forty-nine percent (49%) of the direct or indirect ownership interests in the Borrower to any person or entity, as long as no Event of Default exists at the time of any transfer described in (ii), (iii), (iv), (v) or (vi) of this sentence and following any transfer described in (ii), (iii), (iv), (v) or (vi) of this sentence (1) BHOR or BHOOP shall individually or collectively own, directly or indirectly, at least fifty-one percent (51%) of the ownership interests in Borrower, (2) BHOR or BHOOP shall individually or collectively control Borrower and the day-to-day operations of Borrower and the Property (which control of the Property may be through a property manager under a property management agreement entered into in accordance with the Documents), and (3) within sixty (60) days following any such transfer, Borrower shall deliver to Lender (a) a statement showing the current ownership of Borrower, (b) a certification from Borrower that Borrower remains in compliance with Section 3.11 of this Agreement, and (c) a certification from Borrower that Borrower remains in compliance with the representations, warranties and covenants in Section 2.09 and 3.20 of this Agreement. Without limiting the provisions of the preceding sentence, Borrower and the transferee of the ownership interests in Borrower being transferred shall be deemed to have made the certification, as of the date of the applicable transfer, described in subsections (b) and (c) above in favor of Lender, as a result of the transfer, and the acceptance thereof, of the applicable ownership interests in Borrower. For purposes hereof, a person shall “control”

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Borrower only if that person (i) shall have the power and authority, either directly or indirectly, to direct the day-to-day management of the operations and management of Borrower, (ii) shall own, directly or indirectly, at least fifty-one percent (51%) of the equity and voting interests in that entity, and (iii) may not be removed from such position by any other party absent negligence or willful misconduct. “Borrower Control Group” shall mean BHOR, BHO II, Inc., BHO Business Trust II and BHOOP, but only as such entities are constituted as of the date of this Agreement except for any transfers permitted hereunder.
Notwithstanding anything to the contrary contained in this Section 5.01, the transfer restrictions in this Section 5.01 shall not apply to, and Lender’s prior consent shall not be required for, the following: (i) registration of BHOR as a Publicly-Held Corporation (defined below) and transfers of stock, preferred stock or other beneficial or ownership interests or other forms of securities in a Publicly-Held Corporation, and the issuance of all varieties of debt, equity and other similar securities of BHOR and the subsequent transfer of such securities, or (ii) unless BHOR is a Publicly-Held Corporation, transfers of shares of common stock, preferred stock or other beneficial or ownership interests or other forms of securities in BHOR and the issuance of all varieties of debt, equity and other similar securities of BHOR and the subsequent transfer of such securities, provided that such issuance or transfer does not result in a concentration of ownership of greater than or equal to forty-nine percent (49%) in any single beneficial owner of BHOR, or (iii) the conversion or reorganization of BHOR which results in the formation of a new entity whose equity interests are owned by the same shareholders that own the equity interests in BHOR acquiring the assets and liabilities of BHOR provided that Lender receives ten (10) days’ prior written notice and such converted or reorganized entity shall execute all documentation reasonably required by Lender at such time to replace any existing documentation to which BHOR was a party thereto. For purposes of this Section, “Publicly-Held Corporation” shall mean a corporation the outstanding voting stock of which is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.
Notwithstanding anything to the contrary contained in this Section 5.01, in no event shall ownership interests in the Borrower be pledged or encumbered in any manner.

ARTICLE VI -	DEFAULTS AND REMEDIES
Section 6.01    Events of Default. The following shall be an “Event of Default”:
(e)    if Borrower fails to make any payment required under the Documents when due and such failure continues for five (5) days after written notice; provided, however, that if Lender gives a notice of such a default, then Borrower shall have no further right to any notice of such a default during the following twelve (12) month period; provided, further, however, that Borrower shall have no right to any such notice upon the Maturity Date;
(f)    except for defaults listed in the other subsections of this Section 6.01, if Borrower fails to perform or comply with any other provision contained in the Documents that is capable of cure by the payment of money and the default is not cured within fifteen (15) days after Lender’s providing written notice thereof; provided, however, that if Lender gives one (1) notice of such a default, then Borrower shall have no further right to any notice of such a default during the following twelve (12) month period;
(g)    except for defaults listed in the other subsections of this Section 6.01, if Borrower fails to perform or comply with any other provision contained in the Documents and the default is not cured within thirty (30) days after Lender’s providing written notice thereof (the “Grace Period”); provided, however, that Lender may extend the Grace Period up to an additional sixty (60) days (for a total of ninety (90) days from the date of default) if (i) Borrower immediately commences and diligently pursues the cure of such default and delivers (within the Grace Period) to Lender a written request for more time and (ii) Lender

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determines in good faith that (A) such default cannot be cured within the Grace Period but can be cured within ninety (90) days after the default, (B) no lien or security interest created by the Documents will be impaired prior to completion of such cure, and (C) Lender’s immediate exercise of any remedies provided under the Documents or by law is not necessary for the protection or preservation of the Property or Lender’s security interest;
(h)    if any representation made (i) in connection with the Loan or the Obligations or (ii) in the Loan application or Documents shall be false or misleading in any material respect;
(i)    if any default under Article V occurs;
(j)    if Borrower shall (i) become insolvent, (ii) make a transfer in fraud of creditors, (iii) make an assignment for the benefit of its creditors, (iv) not be able to pay its debts as such debts become due, or (v) admit in writing its inability to pay its debts as they become due;
(k)    if any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against Borrower, and, if instituted against Borrower, is allowed, consented to, or not dismissed within the earlier to occur of (i) ninety (90) days after such institution or (ii) the filing of an order for relief;
(l)    if any of the events in Section 6.01(f) or Section 6.01(g) shall occur with respect to any (i) managing member of Borrower (if Borrower is a limited liability company), (ii) general partner of Borrower (if Borrower is a partnership), or (iii) guarantor of payment and/or performance of any of the Obligations;
(m)    if the Property shall be taken, attached, or sequestered on execution or other process of law in any action against Borrower;
(n)    if any default occurs under the Environmental Indemnity (defined below) and such default is not cured within the applicable time period set forth in Section 6.01(b) or Section 6.01(c) above;
(o)    if Borrower shall fail at any time to obtain, maintain, renew, or keep in force the insurance policies required by Section 3.06 within ten (10) days after written notice;
(p)    if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or security agreement covering any part of the Property, whether it be superior or junior in lien to the Instrument;
(q)    if any claim of priority (except based upon a Permitted Encumbrance) to the Documents by title, lien, or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by Borrower;
(r)     (i) the consummation by Borrower of any transaction which would cause (A) the Loan or any exercise of Lender’s rights under the Documents to constitute a non-exempt prohibited transaction under ERISA or (B) a violation of a state statute regulating governmental plans; (ii) the failure of any representation in Section 3.11 to be true and correct in all respects; or (iii) the failure of Borrower to provide Lender with the written certifications required by Section 3.11;
(s)     (i) the consummation by Borrower of any transaction which would cause an OFAC Violation; (ii) the failure of any representation in Section 2.09 to be true and correct in all respects; or (iii) the failure of Borrower to comply with the provisions of Section 3.20, unless such default is cured within the lesser of

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(A) fifteen (15) days after written notice of such default to Borrower or (B) the shortest cure period, if any, provided for under any Laws applicable to such matters (including, without limitation, the Anti-Terrorism Regulations); or
(t)    if Borrower shall not allow access to the Property in accordance with the provisions of Section 3.12(c) and/or Section 3.14, as applicable, within ten (10) days after written notice.
Section 6.02    Remedies. If an Event of Default occurs, then Lender or any person designated by Lender may (but shall not be obligated to) take any action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender’s rights under the Documents or Laws including the actions set forth in Section 3.02 of the Instrument.
Section 6.03    Expenses. All Costs, expenses, allocated or accrued fees, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents, together with interest thereon at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Obligations, (b) secured by the Documents, and (c) allowed and included as part of the Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents.

ARTICLE VII -	SECURITY AGREEMENT
Section 7.01    Security Agreement. This Agreement constitutes a “security agreement” within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrower in the Property. Borrower grants to Lender, as security for the Obligations, a security interest in all Personal Property to the fullest extent that the Personal Property may be subject to the U.C.C. Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to the Personal Property without the signature of Borrower if permitted by Laws.

ARTICLE VIII -	LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES
Section 8.01    Limited Recourse Liability. Except to the extent set forth in this Agreement, Borrower shall not have any personal liability for the Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming Borrower and any other necessary parties in the actions) and IN ADDITION BORROWER SHALL HAVE PERSONAL LIABILITY FOR ALL LOSSES, COST AND EXPENSES INCURRED BY LENDER FOR:
(g)    any amounts accrued and/or payable under any indemnities, guaranties, master leases or similar instruments furnished in connection with the Loan (including, without limitation, the provisions of Sections 8.04, 8.05, 8.06, 8.07 and 8.08 of this Agreement and the Environmental Indemnity);
(h)    the amount of any assessments and taxes that are due and/or payable with respect to the Property that accrue prior to the date Lender acquires actual possession or control of the Property;
(i)    the amount of any security deposits, prepaid rents, or prepaid expenses of Tenants (i) not turned over to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (ii) not turned over to a receiver or trustee for the Property after appointment;

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(j)    the amount of any insurance proceeds or condemnation awards neither turned over to Lender nor used in compliance with Sections 3.07 and 3.08 of this Agreement;
(k)    damages suffered or incurred by Lender as a result of Borrower’s (i) entering into a new Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, (ii) entering into an amendment or termination of an existing Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, or (iii) accepting a termination, cancellation or surrender of an existing Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement;
(l)    damages suffered or incurred by Lender by reason of any waste of the Property due to the negligence of willful misconduct of Borrower;
(m)    the amount of any rents or other income from the Property received by Borrower after an Event of Default under the Documents and not otherwise applied to the indebtedness under the Documents or to the operating expenses of the Property; PROVIDED, HOWEVER, THAT BORROWER SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with Borrower except for (x) reasonable salaries for on-site employees, (y) a reasonable allocation of the salaries of off-site employees for accounting and management, and (z) out-of-pocket expenses of Borrower’s management company relating to the Property, but in no event shall such expenses include any profit or be greater than prevailing market rates for any such services;
(n)    the face amount of any letter of credit required under the Documents or otherwise in connection with the Loan that Borrower fails to maintain;
(o)    [INTENTIONALLY OMITTED];
(p)    the amount of (i) any security deposit cashed or applied by, or on behalf of, Borrower following an Event of Default under the Documents, (ii) any termination fee, cancellation fee or any other fee received by, or on behalf of, Borrower in connection with any lease termination, cancellation, surrender or expiration following an Event of Default under the Documents, and (iii) any judgment, settlement or other recovery received by, or on behalf of, Borrower against or from any Tenant under, or any guarantor of, any Lease following an Event of Default under the Documents;
(q)    following an Event of Default under the Documents, all attorneys’ fees, including other expenses incurred by Lender in enforcing the Documents if Borrower contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy by Borrower) any of Lender’s enforcement actions; provided, however, that if in such action Borrower successfully proves that no default occurred under the Documents, Borrower shall not be required to reimburse Lender for such attorneys’ fees, and other expenses;
(r)    damages suffered or incurred by Lender as a result of Borrower’s failure to pay all insurance premiums and maintain all insurance required under the Documents; and
(s)    damages suffered or incurred by Lender as a result of Borrower’s breach or violation of Sections 2.10, 3.21 and/or 3.22 of this Agreement.
Section 8.02    Full Recourse Liability. Notwithstanding the provisions of Section 8.01 of this Agreement, BORROWER SHALL HAVE PERSONAL LIABILITY for the Obligations if:
(e)    there shall be any breach or violation of Article V of this Agreement; or

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(f)    there shall be any fraud or material misrepresentation by any of Borrower in connection with the Property, the Documents, the Loan application, or any other aspect of the Loan; or
(g)    the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days after filing; provided, however, that this Section 8.02(c) shall not apply if (A) an involuntary bankruptcy is filed by Lender or (B) the involuntary filing was initiated by a third-party creditor independent of any collusive action, participation or collusive communication by (1) Borrower, or (2) any partner, shareholder or member of Borrower or Borrower’s general partner; or
(h)    the Instrument or any of the other Documents are deemed fraudulent conveyances or preferences or are otherwise deemed void pursuant to any principles limiting the rights of creditors, whether such claims, demands or assertions are made under the Bankruptcy Code (as defined in the Instrument) (as amended or replaced from time to time), including, without limitation, under Sections 544, 547 or 548 thereof, or under any applicable state fraudulent conveyance statues or similar laws.
Section 8.03    General Indemnity. Borrower agrees that while Lender has no liability to any person in tort or otherwise as lender and that Lender is not an owner or operator of the Property, Borrower shall, at its sole expense, protect, defend, release, indemnify and hold harmless (“indemnify”) the Indemnified Parties from any Losses (defined below) imposed on, incurred by, or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with the Property, Loan, or Documents, including Losses; provided, however, that the foregoing indemnities shall not apply to any Losses caused by the gross negligence or willful misconduct of the Indemnified Parties. The term “Losses” shall mean any claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including attorneys’ fees (excluding in-house staff) and all other costs of defense. The term “Indemnified Parties” shall mean (a) Lender, (b) any prior owner or holder of the Note, (c) any existing or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing.
Section 8.04    Transaction Taxes Indemnity. Borrower shall, at its sole expense, indemnify the Indemnified Parties from all Losses imposed upon, incurred by, or asserted against the Indemnified Parties or the Documents relating to Transaction Taxes.
Section 8.05    ERISA Indemnity. Borrower shall, at its sole expense, indemnify the Indemnified Parties against all Losses imposed upon, incurred by, or asserted against the Indemnified Parties (a) as a result of a Violation, (b) in the investigation, defense, and settlement of a Violation, (c) as a result of a breach of the representations in Section 3.11 or default thereunder, (d) in correcting any non-exempt prohibited transaction or the sale of a prohibited loan, and (e) in obtaining any individual prohibited transaction exemption under ERISA that Lender determines may be required.
Section 8.06    Environmental Indemnity. Borrower has executed and delivered the Environmental Indemnity Agreement dated as of the date hereof to Lender (the “Environmental Indemnity”).
Section 8.07    Duty to Defend, Costs and Expenses. Upon request, whether Borrower’s obligation to indemnify Lender arises under Article VIII or in the Documents, Borrower shall defend the Indemnified Parties (in Borrower’s or the Indemnified Parties’ names) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, the Indemnified Parties may, in their sole discretion, engage their own attorneys and professionals to defend or assist them and, at their option, their attorneys shall control the resolution of any claims or proceedings. Upon demand, Borrower shall pay or, in the sole

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discretion of the Indemnified Parties, reimburse and/or indemnify the Indemnified Parties for all Costs imposed on, incurred by, or asserted against the Indemnified Parties by reason of any items set forth in this Article VIII and/or the enforcement or preservation of the Indemnified Parties’ rights under the Documents. Any amount payable to the Indemnified Parties under this Section 8.07 shall (a) be deemed a demand obligation, (b) be part of the Obligations, (c) bear interest from the date of demand at the Default Rate, until paid if not paid on demand, and (d) be secured by the Documents.
Section 8.08    Recourse Obligation and Survival. Notwithstanding anything to the contrary in the Documents and in addition to the recourse obligations in Sections 8.01 and 8.02 above, the obligations of Borrower under Sections 8.04, 8.05 and 8.06 shall be a full recourse obligation of Borrower, shall not be subject to any limitation on personal liability in the Documents, and shall survive (a) repayment of the Obligations, (b) any termination, satisfaction, transfer of title by power of sale, assignment or foreclosure of the Instrument, (c) the acceptance by Lender (or any nominee) of a deed in lieu of foreclosure, (d) a plan of reorganization filed under the Bankruptcy Code, or (e) the exercise by Lender of any rights in the Documents. Borrower’s obligations under this Article VIII shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation under any applicable insurance policy.

ARTICLE IX -	ADDITIONAL PROVISIONS
Section 9.01    Usury Savings Clause. All agreements in the Documents are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid under the Documents for the use, forbearance, or detention of money exceed the highest lawful rate permitted by Laws. If, at the time of performance, fulfillment of any provision of the Documents shall involve transcending the limit of validity prescribed by Laws, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If Lender shall ever receive as interest an amount which would exceed the highest lawful rate, then the receipt of such excess shall be deemed a mistake and (a) shall be canceled automatically or (b) if paid, such excess shall be (i) credited against the principal amount of the Obligations to the extent permitted by Laws or (ii) rebated to Borrower if it cannot be so credited under Laws. Furthermore, all sums paid or agreed to be paid under the Documents for the use, forbearance, or detention of money shall to the extent permitted by Laws be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding.
Section 9.02    Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

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If to Borrower: 7425 LA VISTA, LLC 15601 Dallas Parkway, Suite 600 Addison, Texas 75001 Attention: Chief Financial Officer	With a copy of notices sent to Borrower to: JONES DAY 2727 N. Harwood Dallas, Texas 75201 Attention: Michelle R. Brown, Esq.
If to Lender:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Asset Resources, Inc.
2100 Ross Avenue, Suite 2500
Dallas, Texas 75201
Attention: Asset Management Department
Reference Loan No. 706109689

With a copy of notices sent to Lender to:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Asset Resources, Inc.
2100 Ross Avenue, Suite 2500
Dallas, Texas 75201
Attention: Legal Department
Reference Loan No. 706109689

Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.
Section 9.03    Sole Discretion of Lender. Except as otherwise expressly stated, whenever Lender’s judgment, consent, or approval is required or Lender shall have an option or election under the Documents, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole and absolute discretion of Lender.
Section 9.04    Applicable Law and Submission to Jurisdiction. The Documents shall be governed by and construed in accordance with the laws of the Property State and the applicable laws of the United States of America. Without limiting Lender’s right to bring any action or proceeding against Borrower or the Property relating to the Obligations (an “Action”) in the courts of other jurisdictions, Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the Property State, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.
Section 9.05    Construction of Provisions. The following rules of construction shall apply for all purposes of the Documents unless the context otherwise requires: (a) all references to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Agreement and such Exhibits are incorporated into this Agreement as if fully set forth in the body of this Agreement; (b) all Article, Section, and Exhibit captions are used for convenience and reference only and in no way define, limit, or in any way affect this Agreement; (c) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa; (d) no inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Agreement; (e) all obligations of Borrower under the Documents shall be performed and satisfied by or on behalf of Borrower at Borrower’s sole expense; (f) the terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to”; (g) the terms “Property,” “Land,” “Improvements,” and “Personal Property” shall be construed as if followed by the phrase “or any part thereof”; (h) the term “Obligations” shall be construed as if followed by the phrase “or any other sums secured hereby, or any part thereof”; (i) the term “person” shall include natural persons, firms, partnerships, limited liability companies, trusts,

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corporations, governmental authorities or agencies, and any other public or private legal entities; (j) the term “provisions,” when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase “terms, covenants, agreements, requirements, and/or conditions”; (k) the term “lease” shall mean “tenancy, subtenancy, lease, sublease, or rental agreement,” the term “lessor” shall mean “landlord, sublandlord, lessor, and sublessor,” and the term “Tenants” or “lessee” shall mean “tenant, subtenant, lessee, and sublessee”; (l) the term “owned” shall mean “now owned or later acquired”; (m) the terms “any” and “all” shall mean “any or all”; and (n) the term “on demand” or “upon demand” shall mean “within five (5) business days after written notice”.
Section 9.06    Transfer of Loan.
(d)    Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, the “Securities”). Lender may forward to any purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, “Investors”), to any Rating Agency (defined below) rating such Securities and to any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, Borrower, any guarantor, any indemnitor(s), the Leases, and the Property, whether furnished by Borrower, any guarantor, any indemnitor(s) or otherwise, as Lender determines advisable. Lender agrees to use good faith, commercially reasonable efforts to cause all third party Investors and potential Investors to sign Lender’s standard confidentiality agreement with respect to such documents and information. Borrower, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section 9.06 including the delivery of an estoppel certificate in accordance with Section 3.16 and such other documents as may be reasonably requested by Lender. Borrower shall also furnish consent of any borrower, any guarantor and any indemnitor in order to permit Lender to furnish such Investors or such prospective Investors or such Rating Agency with any and all information concerning the Property, the Leases, the financial condition of Borrower, any guarantor and any indemnitor, as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency and which may be complied with without undue expense. “Rating Agency” shall mean any one or more credit rating agencies approved by Lender.
(e)    Borrower agrees that upon any assignment or transfer of the Documents by Lender to any third party, Borrower hereby waiving prior notice of any such transfer, Lender shall have no obligations or liabilities under the Documents, such third party shall be substituted as the lender under the Documents for all purposes, and Borrower shall look solely to such third party for the performance of any obligations under the Documents or with respect to the Loan.
(f)    Upon an assignment or other transfer of the Documents, Lender may, at its discretion, pay over the Deposits in its possession and deliver all other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred to Borrower or to the assignee or transferee of the Documents. If the Deposits are transferred or assigned to the assignee or transferee, then Borrower shall then look solely to such assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits and any other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to a new assignee or transferee. Subject to the provisions of Section 5.01, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits.

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Section 9.07    Miscellaneous. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than Borrower, then Lender may, without notice to Borrower, deal with such person regarding the Documents or the Obligations in the same manner as with Borrower without in any way vitiating or discharging Borrower’s liability under the Documents or being deemed to have consented to the vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, neither the Instrument nor the lien and security interest created by the Documents shall be destroyed or terminated by the application of the doctrine of merger, and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of the Instrument, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or transfer of title by power of sale), by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure (or transfer of title by power of sale). All of Borrower’s covenants and agreements under the Documents shall run with the land and time is of the essence. Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of Borrower of any of the documents listed in Sections 3.04, 3.19, 4.01, and 6.02, provided that Lender will not exercise such power unless Borrower fails to act within the time frames required under the Documents. The Documents cannot be amended, terminated, or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release, or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to the Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, Borrower will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions. Any reviews, inspections, reports, approvals or similar items conducted, made or produced by or on behalf of Lender with respect to Borrower, the Property or the Loan are for loan underwriting and servicing purposes only, and shall not constitute an acknowledgment, representation or warranty of the accuracy thereof, or an assumption of liability with respect to Borrower, Borrower’s contractors, architects, engineers, employees, agents or invitees, present or future tenants, occupants or owners of the Property, or any other party.
Section 9.08    Entire Agreement. Except as provided in Section 3.17, (a) the Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application, Loan commitment, and any confidentiality agreements, and (b) Borrower is not relying on any representations or warranties of Lender except as expressly set forth in the Documents.
Section 9.09    WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE

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LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.
Section 9.10    Advertisement. Borrower authorizes Lender and any entity controlling, controlled by or under common control with Lender (collectively, the “Lender Affiliates”) to disclose information concerning the Loan, Borrower and the Property subsequent to the date of this Agreement, for advertising purposes with Borrower’s prior written approval. For construction loans, Borrower authorizes the Lender Affiliates to post an advertisement on the construction site during the construction phase of the Loan. Further, Borrower agrees that Borrower shall not place or conduct any advertising involving Lender’s involvement with the Loan without Lender’s prior written approval, except as required by Laws or in connection with securities’ filings for any affiliate of Borrower.

ARTICLE X -	ADDITIONAL SPECIAL PROVISIONS
Section 10.01    Cash Management. [INTENTIONALLY OMITTED].
Section 10.02    Post-Closing Obligations. Attached hereto as Exhibit E is a description of certain items to be completed in connection with the Property. Borrower hereby covenants and agrees to complete such items within the time frames set forth in Exhibit E.
Section 10.03    Reserve Funds. [INTENTIONALLY OMITTED].
Section 10.04    Texas State-Specific Provisions. The provisions of this Agreement are amended as follows:
(d)    The following sentences are hereby added immediately prior to the last sentence of Section 1.04(a) of this Agreement:
“The Late Charge shall be in addition to all other rights and remedies available to Lender upon the occurrence of a default under the Documents. The payment of the Daily Charge and/or the Late Charge shall not be required to the extent that the amount thereof, together with all other interest payable hereunder or under any of the other Documents, results in interest being charged in excess of the Maximum Rate (as such term is defined in each Note), and if such payment has been made, at the time it is determined that such excess exists, Lender shall, at its option, either return such Excess Amount (as such term is defined in each Note) to Borrower or credit such Excess Amount against the Balance, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable.”
(e)    The following sentences are hereby added immediately following the last sentence of Section 1.04(b) of this Agreement:
“The payment of interest at the Default Rate shall not be required to the extent that the amount thereof, when taken together with all other interest payable hereunder or under any of the other Documents, including without limitation any Daily Charge or Late Charge, results in interest being charged in excess of the Maximum Rate, and if such payment has been made, at the time it is determined that such excess exists, Lender shall, at its option, either return the Excess Amount to Borrower or credit such Excess Amount against the Balance, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. Subject to the foregoing, the charging of interest

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at the Default Rate shall be in addition to all other rights and remedies available to Lender upon the occurrence of a default under the Documents.”
(f)    The following sentence is hereby added immediately following the last sentence of Section 1.06 of this Agreement:
“In the event any Spread Maintenance or Breakage Fee required hereunder is construed to be interest under the laws of the State of Texas in any circumstance, the payment thereof shall not be required to the extent that the amount thereof, together with other interest payable hereunder or under any of the other Documents, results in interest being charged in excess of the Maximum Rate, and if such payment has been made, at the time it is determined that such excess exists, Lender shall, at its option, either return the Excess Amount to Borrower or credit such Excess Amount against the principal balance of the Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable.”
(g)    The following phrase is hereby added immediately after the phrase “Borrower is not permitted by law to pay such taxes” in Section 3.03(d) of this Agreement:
“or any such law would penalize Lender or Trustee in the event of such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law”
(h)    The following sentences are hereby added to the end of Section 3.24 of this Agreement:
“Notwithstanding anything to the contrary set forth herein, Lender shall be entitled to all rights and remedies of an assignee as set forth in Chapter 64 of the Texas Property Code, the Texas Assignment of Rents Act (“TARA”). If an Event of Default exists, Lender shall have the ability to exercise its rights related to the Leases and Rents, in Lender’s sole discretion and without prejudice to any other remedy available, as provided in this Agreement, the Instrument, or as otherwise allowed by applicable law, including, without limitation, TARA.”
(i)    The following phrase is hereby added to the end of the last sentence of Section 4.02 of this Agreement (with said sentence being amended by deleting the period at the end):
“; provided, however, that the terms and provisions of this Agreement, the Instrument and the other Documents shall govern the rights and remedies of Lender and shall supersede the terms, provisions, rights, and remedies under and pursuant to the instruments creating the lien or liens to which Lender is subrogated under the Documents.”
(j)    The following sentence is hereby added at the end of Section 8.03 of this Agreement:
“THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO LOSSES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY (BUT NOT TO THE EXTENT CAUSED BY OR ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY).”

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(k)    The following is hereby inserted in substitution for the existing Section 9.01 of this Agreement:
“Section 9.01 Usury Savings Clause. It is the intent of Borrower and Lender in the making of the Loan to contract in strict compliance with applicable usury law. In furtherance thereof, Borrower and Lender stipulate and agree that none of the terms and provisions contained herein, or in any of the applicable Documents, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance, or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither Borrower nor any guarantor, endorser, or other party now or hereafter becoming liable for payment of the Loan shall ever be required to pay interest on the Loan at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Section 9.01 shall control over all other provisions of this Agreement, the Note, the Instrument, any Documents, and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive or unearned interest or finance charges in the event that maturity of the Loan is accelerated. If the maturity of the Loan shall be accelerated for any reason or if the principal of the Loan is paid prior to the end of the term of the Loan, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the applicable maximum lawful rate, Lender shall, at its option, either refund to Borrower the amount of such excess or credit the amount of such excess against the Balance (without Spread Maintenance and/or Breakage Fee) and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender or any other holder of the Loan shall contract for, charge, or receive any amount or amounts which are deemed to constitute interest which would increase the effective interest rate on the Loan to a rate in excess of that permitted to be charged by applicable law, all such amounts deemed to constitute interest in excess of the lawful rate shall, upon such determination, at the option of Lender (or other holder of the Loan), be either immediately returned to Borrower or credited against the Balance (without Spread Maintenance and/or Breakage Fee), in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Agreement, Borrower acknowledges that it believes the Loan to be non-usurious, and agree that if, at any time, Borrower should have reason to believe that the Loan is in fact usurious, it will give Lender (or other holder of the Loan) notice of such condition, and Borrower agrees that Lender (or other holder of the Loan) shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Section 9.01 shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.”
(l)    The following is hereby added as a new Section 9.11 of this Agreement:
“Section 9.11 Negation of Partnership. Nothing contained in the Documents is intended to create any partnership, joint venture, or association between Borrower and Lender, or in any way make Lender a co-principal with Borrower with reference to the Property, and any inferences to the contrary are hereby expressly negated.”
(m)    Intentionally Deleted.

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(n)    The following is hereby added as a new Section 9.13 of this Agreement:
“Section 9.13 Wage Claims. Borrower represents and warrants that (i) no wage claim is currently pending with the Texas Workforce Commission (the “Commission”) against Borrower pursuant to Section 61 of the Texas Labor Code and (ii) no lien exists against the Property pursuant to Section 61 of the Texas Labor Code. Borrower shall not permit any lien to attach to the Property pursuant to Section 61 of the Texas Labor Code, unless the same has been bonded around in a manner reasonably satisfactory to Lender. Borrower covenants and agrees to provide Lender with copies of any notices or orders received by Borrower from the Commission or any court in connection with any wage claim under Section 61 of the Texas Labor Code.”
(o)    The following is hereby added as a new Section 9.14 of this Agreement:
“Section 9.14 Elimination of Architectural Barriers. Borrower represents and warrants to Lender that, to the best of Borrower’s knowledge, after due inquiry, the Property is in compliance with the provisions of the Chapter 469 of the Texas Government Code and any other applicable laws, statutes or ordinances related thereto, and any amendments in effect as of the date hereof, and all rules, regulations, and guidelines issued thereunder, all as are in force as of the date hereof.”
(p)    The following is hereby added as a new Section 9.15 of this Agreement:
“Section 9.15 TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE. (A) BORROWER IS REQUIRED TO: (i) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT LENDER SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER OR AS OTHERWISE PROVIDED HEREIN; AND (iii) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS AS PROVIDED HEREIN; (B) BORROWER MUST, IF REQUIRED BY LENDER, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B), LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.”
Section 10.05    Provisions Concerning Trustees Under Deeds of Trust. All references to “Lender” in Sections 3.04, 3.09, 3.19, 4.01, 4.02, 6.01(c), 8.03, and 9.07 of this Agreement shall be deemed modified, where appropriate in such context, to refer to Lender and/or Trustee.
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[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day first set forth above.
BORROWER:

7425 LA VISTA, LLC, a Texas limited liability company

By: /s/ Michael J. O'Hanlon
Name: Michael J. O'Hanlon
Title: Chief Executive Officer and President

STATE OF Texas
COUNTY OF Dallas
This instrument was acknowledged before me on October 8, 2014, by Michael J. O'Hanlon, Chief Executive Officer and President of 7425 La Vista, LLC, a Texas limited liability company, on behalf of said entity.
Given under my hand and seal of office this 8 day of October, 2014.

[Notary Seal]	/s/ Linda Perkins Signature of Notarial Officer
Linda PerkinsPrinted Name of Notary Public
My Commission expires: 2/19/2018

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]
[SIGNATURE PAGE TO LOAN AGREEMENT]
LENDER:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By: /s/ Michael G. Doran
Name: Michael G. Doran
Title: Vice President
[CORPORATE SEAL]
STATE OF GEORGIA
COUNTY OF FULTON
This instrument was acknowledged before me on October 7, 2014, by Michael G. Doran, a Vice President of The Prudential Insurance Company of America, a New Jersey corporation, on behalf of said entity.
Given under my hand and seal of office this 7 day of October, 2014.

[Notary Seal]	/s/ Kelly C. Bailey
Signature of Notarial Officer
Kelly C. BaileyPrinted Name of Notary Public
My Commission expires: 2/25/2018

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Exhibit A
LEGAL DESCRIPTION OF LAND

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Exhibit B
DESCRIPTION OF PERSONAL PROPERTY SECURITY
All of Borrower’s right, title and interest in, to and under the following:
1.    All machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels, and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, owned by Borrower, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached hereto and incorporated herein (the “Land”), and all improvements located thereon (the “Improvements”) or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air-conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures.
2.    All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Land, the Improvements, or any of the personal property described in this Exhibit B.
3.    All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Borrower in connection with the Land, the Improvements, or any of the personal property described in this Exhibit B.
4.    All right, title, and interest of Borrower in and to the name and style by which the Land and/or the Improvements is known, including trademarks and trade names relating thereto, excluding any use of the name “Behringer” or “Behringer Harvard”.
5.    All right, title, and interest of Borrower in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Land and/or the Improvements.
6.    All interests, estates, or other claims or demands, in law and in equity, which Borrower now has or may hereafter acquire in the Land, the Improvements, or the personal property described in this Exhibit B.
7.    All right, title, and interest owned by Borrower in and to all options to purchase or lease the Land, the Improvements, or any other personal property described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Land, the Improvements, or any of the personal property described in this Exhibit B.
8.    All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Borrower now has or may hereafter acquire in the Land, the Improvements, or any of the personal property described in this Exhibit B, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property,

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including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.
9.    All right, title, and interest of Borrower in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements, including all of Borrower’s rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Land and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, declaration of covenants, restrictions and easements or like instrument, developer’s agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements.
AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PERSONAL PROPERTY DESCRIBED IN THIS EXHIBIT B.
A PORTION OF THE ABOVE DESCRIBED GOODS ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.
BORROWER IS THE RECORD TITLE HOLDER AND OWNER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A.
ALL TERMS USED IN THIS EXHIBIT B (AND NOT OTHERWISE DEFINED IN THIS EXHIBIT B) SHALL HAVE THE MEANING, IF ANY, ASCRIBED TO SUCH TERM UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED AND IN FORCE IN THE JURISDICTION IN WHICH THE FINANCING STATEMENT IN CONNECTION WITH THE LOAN HAS BEEN FILED/RECORDED (THE “U.C.C.”).
WITH RESPECT TO ANY FINANCING STATEMENT TO WHICH THIS EXHIBIT B IS ATTACHED, THE TERM “BORROWER” SHALL MEAN “DEBTOR” AS SUCH TERM IS DEFINED IN THE U.C.C.

B-2
Prudential Loan No. 706109689
Lakewood Flats
Loan Agreement
18092735v.5

Exhibit B-1
SPECIFIC LIST OF PERSONAL PROPERTY

B-1-1
Prudential Loan No. 706109689
Lakewood Flats
Loan Agreement
18092735v.5

Exhibit C
PERMITTED ENCUMBRANCES

C-1
Prudential Loan No. 706109689
Lakewood Flats
Loan Agreement
18092735v.5

Exhibit D
LIST OF MAJOR TENANTS
None

D-1
Prudential Loan No. 706109689
Lakewood Flats
Loan Agreement
18092735v.5

Exhibit E
LIST OF POST-CLOSING OBLIGATIONS
1.    Operations and Maintenance Program for Water Quality. Borrower shall, within sixty (60) days after the date of this Agreement, establish an operations and maintenance program (“ O&M Program “) to address the water quality at the property.  The O&M Program shall at a minimum require: (1) annual water testing, (2) the flushing, prior to move in by a new tenant, of each unit’s piping, water heater, water filter and any other related, and (3) such other measures as are recommended by an environmental consultant which are reasonable under the circumstances to establish and maintain a quality of water for residential usage.   Borrower shall cause its property manager to comply with such O&M Program and shall provide to Lender on an annual basis commencing no later than May 1, 2016 the following: (a) copies of periodic notices or reports received or generated by Borrower relating to such water testing (which testing shall occur, at a minimum, annually), (b) copies of any amendment to such O&M Program received or created by Borrower, and (c) access to the property to review and assess the water quality at the property and Borrower’s and its property manager’s compliance with the O&M Program.”

2.    Following the delivery of the second annual set of required reports on or before May 1, 2017, Borrower may discontinue the testing contemplated above provided:

(i)    The water quality is reasonably satisfactory to Lender; and

(ii)    at such time, net operating income for the Property for the preceding twelve (12) month period (net of $250.00 per unit reserves) is at least $2,700,000.00.

Prudential Loan No. 706109689
Lakewood Flats
Loan Agreement
E-1
18092735v.5